UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1.  Reports to Stockholders.

Annual Report and Shareholder Letter December 31, 2017 Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy continued to expand, with emerging market economies overall growing faster than developed market economies. Among major emerging market countries, Brazil’s, India’s and Russia’s central banks lowered their benchmark interest rates during the period, while China’s central bank left its benchmark interest rate unchanged. Encouraging economic data from many emerging market countries and corporate earnings growth helped offset investor concerns about interest rate increases in the US and geopolitical tensions in the Korean peninsula and other regions. Further supporting investor sentiment were a rebound in global commodities, emerging market currencies’ overall strength against the US dollar and investment inflows. In this environment, emerging market stocks generated a +37.75% total return, as measured by the MSCI Emerging Markets Index, while emerging market bonds posted a +9.32% total return, as measured by the J.P. Morgan Emerging Markets Bond Index Global.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Balanced Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Emerging Markets Balanced Fund

We are pleased to bring you Templeton Emerging Markets Balanced Fund’s annual report for the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares delivered a +28.31% cumulative total return for the 12 months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global generated a +22.84% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the 12 months under review. China’s economy grew faster in 2017 compared to the previous year, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. After moderating for two quarters, India’s economy grew faster in 2017’s third quarter compared to the prior-year period, as investment and inventory growth offset private and public spending slowdowns. Russia’s economy grew at the fastest annualized rate in nearly five years in 2017’s second quarter, but it grew slower in the third quarter as industrial production declined. Brazil’s economy grew in 2017’s third quarter compared to the prior-year period, supported by growth in household spending and exports. South Africa’s economic growth moderated in 2017’s third quarter compared to the prior-year period amid faster mining growth and manufacturing decline. South Korea’s economy grew in 2017’s fourth quarter compared to the prior-year period; however, it contracted compared to the third quarter due to declines in manufacturing and construction.

Several central banks, including those of South Korea and Mexico, raised their benchmark interest rates during the 12-month period, while some, including those of South Africa

1. Source: Morningstar. The Fund’s blended benchmark is currently weighted 50% for the MSCI EM Index and 50% for the JPM EMBI Global and is rebalanced monthly. For the 12 months ended 12/31/17, the MSCI EM Index posted a +37.75% total return and the JPM EMBI Global posted a +9.32% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 18.

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and Chile, lowered their benchmark interest rates. Russia’s central bank reduced its key rate several times as the inflation rate continued to miss its target. Brazil’s central bank cut its benchmark interest rate several times during the period to support economic growth. India’s central bank reduced its benchmark interest rate in August due to slower inflation growth. China’s central bank left its benchmark interest rate unchanged during the period.

Emerging market stocks rose significantly during the 12 months under review, as improving corporate earnings growth and encouraging economic data from China and other emerging market countries helped offset investor concerns about the US Federal Reserve’s (Fed’s) interest rate increases and geopolitical tensions in the Korean peninsula and other regions. Further supporting emerging market stocks were generally higher commodity prices, subsiding concerns about the potential for a protectionist US trade policy, emerging market currencies’ overall strength against the US dollar, and robust investment inflows. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +37.75% total return for the 12 months ended December 31, 2017.1

The year began with a rally in EM bonds, as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the Fed made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

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In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year. However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone.2 Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

In October, European Central Bank (ECB) President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The Bank of Japan (BOJ) continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.54% against the US dollar during the year.2

Investment Strategy

When allocating assets between the equity portion and the fixed income portion of the Fund, we apply a bottom up, fundamental research approach, considering the opportunity set within each asset class based on both absolute and relative valuations available within each asset class. We consider the relative valuation of equities versus bonds and the volatility and near-term risk of loss in each asset class.

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other fixed income securities held in the Fund or to implement a currency investment strategy. The Fund may also enter into various other transactions involving derivatives from time to time, including swap agreements (which may include credit default and interest-rate swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging

2. Source: FactSet.

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market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

During the 12 months under review, key stock contributors to the Fund’s absolute performance included investments in Brilliance China Automotive Holdings, Naspers and Samsung Electronics.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with BMW,3 a German luxury car manufacturer. The company reported strong sales volume and profit growth in 2017, supported by generally robust demand. The rise of China’s upper middle class has continued to drive luxury car demand in the country, as buyers pay more attention to vehicle performance and product quality. The announcement of a joint venture between Brilliance China Automotive and French automobile manufacturer Groupe Renault3 to manufacture and sell light commercial vehicles under the Jinbei, Renault and Huasong brands further supported share price performance.

Naspers is an internet and media group based in South Africa. It has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings4 and Russia-based Mail.Ru Group.4 Shares of Naspers rose during the 12-month period, largely driven by positive sentiment in Tencent, one of the world’s largest and most widely used internet service portals. Tencent reported strong year-over-year growth in quarterly earnings throughout 2017, driven by its online gaming, advertising and social networking segments. Investors also viewed positively Naspers’s addition of new investments in the online food delivery segment in 2017.

Samsung Electronics is a major South Korea-based manufacturer of consumer electronics. It is one of the world’s largest manufacturers of mobile phones, smartphones, tablets and televisions. The company is also a leading supplier of memory chips for high-end phones and is a key provider of OLED (organic light-emitting diode) displays. Its share price increase was driven by solid quarterly corporate sales and earnings results reported in 2017, a new shareholder return policy for 2018-2020, including plans to boost its dividends, and a cancelation of existing company-held treasury shares. News that Samsung Electronics dethroned Intel3 to become the

Top Five Equity Holdings
12/31/17
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.8%
Naspers Ltd. Media, South Africa	4.5%
Brilliance China Automotive Holdings Ltd. Automobiles, China	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	3.1%
Alibaba Group Holding Ltd. Internet Software & Services, China	2.3%

world’s largest chip producer in 2017 in revenue terms also contributed to investor sentiment.

In contrast, key detractors from the Fund’s absolute performance included positions in Habib Bank, IMAX and Perusahaan Gas Negara.

Habib Bank is Pakistan’s biggest bank and one of the country’s largest companies in asset terms. News of a significant fine by the New York State Department of Financial Services on the bank’s New York branch for failure to comply with New York laws and regulations designed to combat money laundering, terrorist financing and other illicit financial transactions weighed on the bank’s profits and share price. Additionally, following Pakistan’s upgrade from the MSCI Frontier Markets Index to the MSCI EM Index, the Pakistani market corrected sharply due to political turmoil and weaker-than-expected foreign investment inflows.

IMAX is one of the world’s leading entertainment technology companies, specializing in immersive motion picture technologies. Its systems are used globally, and it has a notable market position in China. Disappointing corporate results for the first two quarters of 2017 pressured the US-based company’s shares. Revenues and gross profit margin declined in the second quarter compared to the year-ago period, following a decline in first-quarter gross margin. Third-quarter results, however, were better than expected, with revenue, earnings and gross margin all exceeding market forecasts, driven by a successful cost-cutting program and higher sales, leading its share price to rebound from period lows. The company also announced a new share-repurchase program to enhance shareholder value.

3. Not a Fund holding.

4. Also a Fund holding.

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Perusahaan Gas Negara is Indonesia’s principal natural gas utility and is involved in the distribution and transmission of natural gas to industrial, commercial and household users across the country. The government is a majority stakeholder in the company. Its shares recorded a sharp decline in September following the release of disappointing second-quarter 2017 corporate results. The company reported an unexpected loss partly due to softer gas volume, lower profit margins, and higher depreciation and amortization costs. Investor concerns about changes in government regulations, which could further pressure earnings, also impacted sentiment in the stock.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s equity performance was positively affected by the equity portfolio’s investment predominantly in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

During the 12-month period, we increased the Fund’s equity holdings in Russia, South Korea, Mexico and Peru as we identified companies in these countries with what we considered solid fundamentals. In sector terms, we increased equity holdings in financials and energy and made some purchases in materials.5 Key purchases included additional investment in the aforementioned Samsung Electronics and in Grupo Financiero Santander Mexico, a major financial services company in Mexico. Additionally, we initiated investment in Sberbank of Russia, Russia’s leading bank.

Conversely, we reduced the Fund’s equity investments in India, Hong Kong and Saudi Arabia6 to focus on securities we considered to be more attractively valued within our investment

Top Five Fixed Income Holdings*
12/31/17
Issue/Issuer	% of Total Net Assets
Titulos de Tesoreria	4.4%
Argentine Bonos del Tesoro	4.1%
Government of Ghana	3.7%
Government of Mexico	3.6%
Nota Do Tesouro Nacional	3.5%
*Excludes short-term investments.

universe. In sector terms, some of the largest sales were in consumer discretionary, industrials, consumer staples and information technology (IT).7 Key sales included reducing the Fund’s position in the aforementioned Tencent Holdings and Brilliance China Automotive Holdings, as well as in Indian IT consulting company Infosys.

Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging-market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and Japanese yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We

5. The financials sector comprises banks, diversified financial services and insurance in the equity section of the SOI. The energy sector comprises oil, gas and consumable fuels in the equity section of the SOI. The materials sector comprises chemicals, construction materials, and metals and mining in the equity section of the SOI.

6. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in markets where direct investment is either impossible or difficult due to local investment restrictions.

7. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the equity section of the SOI. The industrials sector comprises construction and engineering, industrial conglomerates, and trading companies and distributors in the equity section of the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the equity section of the SOI. The IT sector comprises electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the equity section of the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies, followed by overall credit exposures. Currency positions detracted from absolute results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil), Asia ex-Japan (Indonesia) and Africa contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute results. However, currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to absolute performance. Among credit exposures, subinvestment-grade sovereign credits contributed to absolute return.

On a relative basis, currency positions were the Fund’s top detractor. Interest-rate strategies contributed to relative results, while overall credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican peso and Brazilian real) and Asia ex-Japan (the Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Latin America (Brazil), Asia ex-Japan (Indonesia) and Africa contributed to relative performance, while underweighted duration exposure in the US detracted. Among credit exposures, overweighted positioning in subinvestment-grade sovereign credits contributed to relative return, while underweighted positioning in corporate credit detracted.

Thank you for your continued participation in Templeton Emerging Markets Balanced Fund. We look forward to serving your future investment needs.

Chetan Sehgal, CFA

Michael Hasenstab Ph.D.

Laura Burakreis

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
1-Year	+28.31%	+20.95%
5-Year	+8.04%	+0.37%
Since Inception (10/3/11)	+31.73%	+3.53%
Advisor
1-Year	+28.60%	+28.60%
5-Year	+9.51%	+1.83%
Since Inception (10/3/11)	+33.82%	+4.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income
A	$0.3078
C	$0.2363
R	$0.2833
R6	$0.2253
Advisor	$0.3346

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.50%	2.51%
Advisor	1.25%	2.26%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the fund. The markets for particular securities or types of securities are or may become relatively illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/2018. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. The JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 12/31/17	Period[2,3,4]	Value 12/31/17	7/1/17–12/31/17[3,4]	Ratio[4]

A	$1,000	$1,103.60	$ 7.85	$1,017.74	$ 7.53	1.48%
C	$1,000	$1,100.10	$11.80	$1,013.96	$11.32	2.23%
R	$1,000	$1,102.30	$ 9.17	$1,016.48	$ 8.79	1.73%
R6	$1,000	$1,061.90	$ 4.94	$1,019.51	$ 5.75	1.15%
Advisor	$1,000	$1,105.20	$ 6.53	$1,019.00	$ 6.26	1.23%

1. For Classes A, C, R and Advisor, 7/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 7/1/17 for Hypothetical.

2. For Classes A, C, R and Advisor, 7/1/17–12/31/17. For Class R6, 8/1/17–12/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 152/365 for Actual Class R6 expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Balanced Fund

	Year Ended December 31,		Year Ended March 31,

	2017	2016[a]	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.03	$ 8.33	$ 9.36	$ 10.10	$ 11.38	$ 11.53

Income from investment operations[b]:
Net investment income[c]	0.40	0.20	0.23	0.30	0.36	0.34

Net realized and unrealized gains (losses)	2.14	0.60	(1.22)	(0.67)	(1.32)	(0.08)

Total from investment operations	2.54	0.80	(0.99)	(0.37)	(0.96)	0.26

Less distributions from:

Net investment income	(0.31)	(0.10)	(0.04)	(0.37)	(0.31)	(0.41)

Net realized gains	—	—	—	—	(0.01)	(—)	[d]

Total distributions	(0.31)	(0.10)	(0.04)	(0.37)	(0.32)	(0.41)

Net asset value, end of year	$11.26	$9.03	$8.33	$9.36	$10.10	$11.38

Total return[e]	28.31%	9.64%	(10.57)%	(3.66)%	(8.27)%	2.21%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.33%	2.49%	2.25%	2.10%	2.04%	2.09%

Expenses net of waiver and payments by affiliates	1.48%[g]	1.48%	1.50%	1.53%	1.54%	1.44%

Net investment income	3.74%	3.00%	2.65%	3.00%	3.52%	3.01%

Supplemental data

Net assets, end of year (000’s)	$28,572	$20,316	$23,171	$30,151	$29,971	$26,559

Portfolio turnover rate	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,			Year Ended March 31,
	2017		2016[a]	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.96		$ 8.25	$ 9.30	$ 10.03	$ 11.32	$ 11.49

Income from investment operations[b]:

Net investment income[c]	0.32		0.14	0.16	0.23	0.28	0.24

Net realized and unrealized gains (losses)	2.13		0.60	(1.21)	(0.66)	(1.31)	(0.07)

Total from investment operations	2.45		0.74	(1.05)	(0.43)	(1.03)	0.17

Less distributions from:

Net investment income	(0.24)		(0.03)	—	(0.30)	(0.25)	(0.34)

Net realized gains	—		—	—	—	(0.01)	(—)	[d]

Total distributions	(0.24)		(0.03)	—	(0.30)	(0.26)	(0.34)

Net asset value, end of year	$11.17		$ 8.96	$ 8.25	$ 9.30	$10.03	$11.32

Total return[e]	27.46%		9.02%	(11.29)%	(4.27)%	(8.96)%	1.38%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	3.08%		3.24%	2.98%	2.80%	2.73%	2.88%

Expenses net of waiver and payments by affiliates	2.23%	[g]	2.23%	2.23%	2.23%	2.23%	2.23%

Net investment income	2.99%		2.25%	1.92%	2.30%	2.83%	2.22%

Supplemental data

Net assets, end of year (000’s)	$5,024		$3,143	$3,462	$4,079	$4,250	$3,256

Portfolio turnover rate	23.96%		26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,

	2017	2016[a]	2016	2015	2014	2013

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.01	$ 8.32	$ 9.35	$10.09	$11.37	$11.51

Income from investment operations[b]:

Net investment income[c]	0.37	0.17	0.16	0.29	0.36	0.30

Net realized and unrealized gains (losses)	2.14	0.61	(1.17)	(0.68)	(1.34)	(0.07)

Total from investment operations	2.51	0.78	(1.01)	(0.39)	(0.98)	0.23

Less distributions from:

Net investment income	(0.28)	(0.09)	(0.02)	(0.35)	(0.29)	(0.37)

Net realized gains	—	—	—	—	(0.01)	(—)	[d]

Total distributions	(0.28)	(0.09)	(0.02)	(0.35)	(0.30)	(0.37)

Net asset value, end of year	$11.24	$ 9.01	$ 8.32	$ 9.35	$10.09	$11.37

Total return[e]	28.08%	9.36%	(10.79)%	(3.85)%	(8.45)%	1.92%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.58%	2.74%	2.48%	2.30%	2.23%	2.38%

Expenses net of waiver and payments by affiliates	1.73%[g]	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income	3.49%	2.75%	2.42%	2.80%	3.33%	2.72%

Supplemental data

Net assets, end of year (000’s)	$262	$190	$149	$52	$53	$56

Portfolio turnover rate	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

Year Ended December 31, 2017[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.83

Income from investment operations[b]:

Net investment income[c]	0.19

Net realized and unrealized gains (losses)	0.48

Total from investment operations	0.67

Less distributions from net investment income	(0.23)

Net asset value, end of year	$11.27

Total return[d]	6.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.91%

Expenses net of waiver and payments by affiliates	1.15%[f]

Net investment income	4.07%

Supplemental data

Net assets, end of year (000’s)	$838

Portfolio turnover rate	23.96%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014	2013

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.04	$ 8.35	$ 9.38	$10.11	$11.40	$11.54

Income from investment operations[b]:

Net investment income[c]	0.42	0.22	0.25	0.34	0.42	0.37

Net realized and unrealized gains (losses)	2.14	0.59	(1.22)	(0.67)	(1.36)	(0.08)

Total from investment operations	2.56	0.81	(0.97)	(0.33)	(0.94)	0.29

Less distributions from:

Net investment income	(0.33)	(0.12)	(0.06)	(0.40)	(0.34)	(0.43)

Net realized gains	—	—	—	—	(0.01)	(—)	[d]

Total distributions	(0.33)	(0.12)	(0.06)	(0.40)	(0.35)	(0.43)

Net asset value, end of year	$11.27	$ 9.04	$ 8.35	$ 9.38	$10.11	$11.40

Total return[e]	28.60%	9.78%	(10.32)%	(3.28)%	(8.07)%	2.43%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	2.08%	2.24%	1.98%	1.80%	1.73%	1.88%

Expenses net of waiver and payments by affiliates	1.23%[g]	1.23%	1.23%	1.23%	1.23%	1.23%

Net investment income	3.99%	3.25%	2.92%	3.30%	3.83%	3.22%

Supplemental data

Net assets, end of year (000’s)	$8,177	$4,060	$6,522	$8,068	$8,911	$17,346

Portfolio turnover rate	23.96%	26.32%	65.41%	48.32%	69.27%	4.65%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, December 31, 2017

Templeton Emerging Markets Balanced Fund

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 54.2%
	Belgium 0.2%
	Anheuser-Busch InBev SA/NV	Beverages	839	$93,748

	Brazil 1.5%
a	B2W Cia Digital	Internet & Direct Marketing Retail	8,700	53,842
	B3 SA - Brasil Bolsa Balcao	Capital Markets	29,600	203,562
	Lojas Americanas SA	Multiline Retail	42,900	170,049
	M. Dias Branco SA	Food Products	8,100	127,401
	Mahle-Metal Leve SA	Auto Components	10,300	74,223

				629,077

	Cambodia 0.5%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	260,000	201,668

	China 12.2%
a	Alibaba Group Holding Ltd., ADR	Internet Software & Services	5,662	976,299
	BAIC Motor Corp. Ltd., H	Automobiles	105,500	137,464
a	Baidu Inc., ADR	Internet Software & Services	794	185,963
	Brilliance China Automotive Holdings Ltd.	Automobiles	524,600	1,403,347
	China Mobile Ltd.	Wireless Telecommunication Services	10,500	106,507
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	338,000	247,892
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	214,900	308,617
	NetEase Inc., ADR	Internet Software & Services	462	159,422
	Ping An Bank Co. Ltd., A.	Banks	169,800	347,082
	Ping An Insurance Group Co. of China Ltd., A	Insurance	32,448	349,033
	Poly Culture Group Corp. Ltd., H	Media	17,600	35,548
	Tencent Holdings Ltd.	Internet Software & Services	14,800	769,092
	Uni-President China Holdings Ltd.	Food Products	148,000	123,888
	Weifu High-Technology Co. Ltd., B	Auto Components	28,126	60,155

				5,210,309

	Czech Republic 0.3%
	Moneta Money Bank AS	Banks	38,699	149,758

	Hong Kong 0.8%
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	76,000	230,057
	Sands China Ltd.	Hotels, Restaurants & Leisure	21,600	111,555

				341,612

	Hungary 1.0%
	MOL Hungarian Oil and Gas PLC	Oil, Gas & Consumable Fuels	9,450	109,625
	Richter Gedeon Nyrt	Pharmaceuticals	12,080	316,177

				425,802

	India 2.4%
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	14,002	130,446
	ICICI Bank Ltd., ADR	Banks	63,470	617,563
	Infosys Ltd., ADR	IT Services	4,370	70,881
	Tata Investment Corp. Ltd.	Capital Markets	7,600	105,905
a	Tata Motors Ltd., ADR	Automobiles	2,798	92,530

				1,017,325

	Indonesia 2.3%
	Astra International Tbk PT	Automobiles	763,100	466,831
	Bank Danamon Indonesia Tbk PT	Banks	672,600	344,541
	Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	470,000	60,623
	Semen Indonesia (Persero) Tbk PT	Construction Materials	162,000	118,209

				990,204

	Kenya 0.2%
	Equity Group Holdings Ltd.	Banks	264,200	102,403

18	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Mexico 1.0%
[a] Corporacion GEO SAB de CV, B	Household Durables	5,256	$340
[a,b] Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
Grupo Financiero Santander Mexico SAB de CV, B,
ADR	Banks	47,917	350,273
Nemak SAB de CV	Auto Components	100,021	72,590

			423,203

Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	12,313	4,617

Pakistan 0.6%
Habib Bank Ltd.	Banks	93,900	141,656
United Bank Ltd.	Banks	61,000	103,595

			245,251

Peru 0.7%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	16,456	231,700
[c] Intercorp Financial Services Inc., Reg S	Banks	1,730	66,173

			297,873

Russia 3.9%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	5,600	24,696
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	8,500	486,370
[a,c] Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	12,720	367,608
Sberbank of Russia PJSC, ADR	Banks	26,604	450,406
[a] Yandex NV, A	Internet Software & Services	10,780	353,045

			1,682,125

Singapore 0.1%
DBS Group Holdings Ltd.	Banks	1,456	27,052

South Africa 5.2%
[a,b,d] Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
[a,b,d] Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	—
[a,b,d] Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	—
[a,b,d] Holdco 2, A	Specialty Retail	1,390,834	1,124
[a,b,d] Holdco 2, B	Specialty Retail	437,269	354
Massmart Holdings Ltd.	Food & Staples Retailing	21,982	247,920
MTN Group Ltd.	Wireless Telecommunication Services	4,739	52,322
Naspers Ltd., N	Media	6,929	1,932,687

			2,234,407

South Korea 10.8%
Daelim Industrial Co. Ltd.	Construction & Engineering	2,892	223,259
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	2,587	197,774
Hankook Tire Co. Ltd.	Auto Components	1,135	58,059
Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	2,667	47,225
Hanon Systems	Auto Components	16,523	215,172
Hite Jinro Co. Ltd.	Beverages	3,640	82,187
Hyundai Development Co-Engineering & Construction	Construction & Engineering	7,380	266,541
iMarketKorea Inc.	Trading Companies & Distributors	5,050	42,628
Interpark Holdings Corp.	Internet & Direct Marketing Retail	10,111	37,323
KT Skylife Co. Ltd.	Media	11,724	147,734
LG Corp.	Industrial Conglomerates	2,325	198,220
Naver Corp.	Internet Software & Services	290	236,374
POSCO	Metals & Mining	1,210	376,929
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	867	2,069,672
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	5,180	371,256
Youngone Corp.	Textiles, Apparel & Luxury Goods	1,610	47,514

			4,617,867

franklintempleton.com	Annual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Taiwan 6.1%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	18,000		$199,009
FIT Hon Teng Ltd.	Electronic Equipment, Instruments
	& Components	125,100		84,704
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
	& Components	140,990		452,430
Largan Precision Co. Ltd.	Electronic Equipment, Instruments
	& Components	2,000		271,008
PChome Online Inc.	Internet Software & Services	14,000		64,651
Pegatron Corp.	Technology Hardware, Storage & Peripherals	48,200		116,979
Primax Electronics Ltd.	Technology Hardware, Storage & Peripherals	43,100		114,771
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	171,000		1,322,833

				2,626,385

Thailand 2.3%
Kasikornbank PCL, fgn	Banks	44,000		322,874
Kiatnakin Bank PCL, fgn	Banks	48,800		118,741
Land and Houses PCL, fgn	Real Estate Management & Development	413,460		133,292
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	38,900		119,435
Siam Commercial Bank PCL, fgn	Banks	13,200		60,792
Thai Beverage PCL, fgn	Beverages	214,100		147,269
Univanich Palm Oil PCL, fgn	Food Products	353,500		89,542

				991,945

United Kingdom 1.6%
Unilever PLC	Personal Products	12,551		699,251

United States 0.5%
[a] IMAX Corp.	Media	9,841		227,819

Total Common Stocks and Other Equity Interests (Cost $16,392,612)				23,239,701

[e] Participatory Notes (Cost $91,630) 0.3%
Saudi Arabia 0.3%
HSBC Bank PLC, Saudi Basic Industries Corp., 1/22/18	Chemicals	4,141		112,626

Preferred Stocks 1.9%
Brazil 1.9%
[f] Banco Bradesco SA, 3.687%, ADR, pfd	Banks	38,051		389,642
[f] Itau Unibanco Holding SA, 3.67%, ADR, pfd	Banks	32,892		427,596

Total Preferred Stocks (Cost $410,140)				817,238

		Principal Amount*

Corporate Bonds and Notes 0.5%
Bermuda 0.4%
[g] Digicel Group Ltd., senior note, 144A, 7.125%, 4/01/22	Wireless Telecommunication Services	200,000		186,466

South Africa 0.1%
[d,h] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	105,417		1,581
[b] senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	38,934	EUR	234

20	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Industry	Principal Amount*			Value
Corporate Bonds and Notes (continued)
South Africa (continued)
[d,h] K2016470260 South Africa Ltd., senior secured
note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	58,113			$44,747

					46,562

Total Corporate Bonds and Notes (Cost $405,201)					233,028

Foreign Government and Agency
Securities 30.6%
Argentina 4.2%
Argentine Bonos del Tesoro,
18.20%, 10/03/21		9,176,000		ARS	506,251
16.00%, 10/17/23		14,903,000		ARS	797,388
senior note, 15.50%, 10/17/26		8,074,000		ARS	439,444
[i] Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22		752,000		ARS	40,325

					1,783,408

Brazil 4.7%
Letra Tesouro Nacional,
Strip, 7/01/20		1,814	[j]	BRL	445,794
Strip, 7/01/21		220	[j]	BRL	48,653
Nota Do Tesouro Nacional,
10.00%, 1/01/21		370	[j]	BRL	114,982
10.00%, 1/01/23		867	[j]	BRL	264,883
10.00%, 1/01/25		3,060	[j]	BRL	921,648
10.00%, 1/01/27		105	[j]	BRL	31,310
[k] Index Linked, 6.00%, 5/15/19		17	[j]	BRL	16,276
[k] Index Linked, 6.00%, 8/15/22		58	[j]	BRL	55,623
[k] Index Linked, 6.00%, 5/15/23		101	[j]	BRL	97,436
[k] Index Linked, 6.00%, 8/15/24		10	[j]	BRL	9,670

					2,006,275

Colombia 4.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21		52,000,000		COP	18,435
senior bond, 9.85%, 6/28/27		12,000,000		COP	5,043

Titulos de Tesoreria,
B, 7.75%, 9/18/30		1,048,900,000		COP	383,846
B, 7.00%, 6/30/32		121,000,000		COP	41,169
senior bond, B, 11.25%, 10/24/18		93,000,000		COP	32,804
senior bond, B, 11.00%, 7/24/20		51,000,000		COP	19,412
senior bond, B, 7.00%, 5/04/22		2,301,000,000		COP	811,462
senior bond, B, 10.00%, 7/24/24		415,000,000		COP	167,678
senior bond, B, 7.50%, 8/26/26		781,000,000		COP	279,550
senior bond, B, 6.00%, 4/28/28		440,100,000		COP	141,825
senior note, B, 7.00%, 9/11/19		56,000,000		COP	19,424

					1,920,648

Ghana 3.7%
Ghana Treasury Note,
24.25%, 6/11/18		60,000		GHS	13,622
17.24%, 11/11/19		70,000		GHS	15,474
Government of Ghana,
23.23%, 2/19/18		140,000		GHS	31,087
23.47%, 5/21/18		280,000		GHS	63,135
24.50%, 10/22/18		409,000		GHS	94,971
24.50%, 5/27/19		50,000		GHS	12,025
21.00%, 3/23/20		50,000		GHS	11,884

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency
Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
24.50%, 6/21/21	120,000		GHS	$31,871
24.75%, 7/19/21	60,000		GHS	16,063
18.75%, 1/24/22	420,000		GHS	98,247
19.75%, 3/25/24	470,000		GHS	115,311
19.00%, 11/02/26	1,380,000		GHS	336,861
senior bond, 19.75%, 3/15/32	1,492,000		GHS	362,269
senior note, 24.00%, 11/23/20	1,470,000		GHS	377,371
senior note, 18.25%, 7/25/22	50,000		GHS	11,634
senior note, 18.25%, 9/21/20	50,000		GHS	11,467

				1,603,292

India 3.0%
Government of India, senior bond, 8.08%, 8/02/22	80,000,000		INR	1,292,769

Indonesia 2.3%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	31,000,000		IDR	2,609
senior bond, FR34, 12.80%, 6/15/21	1,775,000,000		IDR	159,380
senior bond, FR35, 12.90%, 6/15/22	35,000,000		IDR	3,271
senior bond, FR36, 11.50%, 9/15/19	63,000,000		IDR	5,092
senior bond, FR43, 10.25%, 7/15/22	43,000,000		IDR	3,707
senior bond, FR53, 8.25%, 7/15/21	208,000,000		IDR	16,475
senior bond, FR56, 8.375%, 9/15/26	759,000,000		IDR	63,327
senior bond, FR61, 7.00%, 5/15/22	24,000,000		IDR	1,844
senior bond, FR63, 5.625%, 5/15/23	9,000,000		IDR	655
senior bond, FR68, 8.375%, 3/15/34	890,000,000		IDR	73,388
senior bond, FR70, 8.375%, 3/15/24	7,738,000,000		IDR	634,068
senior note, FR69, 7.875%, 4/15/19	36,000,000		IDR	2,741

				966,557

Mexico 3.5%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	148,500	[l]	MXN	762,246
senior note, M 10, 8.50%, 12/13/18	6,500	[l]	MXN	33,308
senior note, M, 5.00%, 12/11/19	149,800	[l]	MXN	726,544

				1,522,098

Philippines 0.4%
Government of the Philippines,
senior note, 3.375%, 8/20/20	10,000		PHP	196
senior note, 5-72, 2.125%, 5/23/18	718,000		PHP	14,316
senior note, 7-51, 5.00%, 8/18/18	650,000		PHP	13,119
senior note, 7-56, 3.875%, 11/22/19	7,040,000		PHP	140,528

				168,159

Senegal 0.5%
[g] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			216,920

South Africa 1.9%
Government of South Africa,
8.00%, 1/31/30	490,000		ZAR	36,251
7.00%, 2/28/31	100,000		ZAR	6,745
8.25%, 3/31/32	1,170,000		ZAR	86,570
8.875%, 2/28/35	670,000		ZAR	51,150
9.00%, 1/31/40	470,000		ZAR	35,469
8.75%, 1/31/44	830,000		ZAR	60,643
8.75%, 2/28/48	460,000		ZAR	33,701
R186, 10.50%, 12/21/26	5,520,000		ZAR	498,642

				809,171

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

	Principal Amount*		Value
Foreign Government and Agency
Securities (continued)
Ukraine 0.3%
[a,g,m] Government of Ukraine, 144A, VRI, GDP Linked
Security, 5/31/40.	252,000		$140,427

Zambia 1.6%
[g] Government of Zambia, senior bond, 144A, 8.97%, 7/30/27	230,000		258,946
[g] Government of Zambia International Bond,
144A, 5.375%, 9/20/22	200,000		195,814
144A, 8.50%, 4/14/24	200,000		221,666

			676,426

Total Foreign Government and Agency Securities (Cost $12,896,182)			13,106,150

Total Investments before Short Term Investments (Cost $30,195,765)			37,508,743

Short Term Investments 11.3%
Foreign Government and Agency Securities 6.3%
Colombia 0.1%
Colombian Tes Corto Plazo, Strip, 3/13/18	63,000,000	COP	20,894

Egypt 6.2%
[n] Egypt Treasury Bill,
1/02/18 - 7/10/18	37,975,000	EGP	2,050,006
4/24/18.	11,500,000	EGP	615,281

			2,665,287

Total Foreign Government and Agency Securities (Cost $2,664,791)			2,686,181

Total Investments before Money Market Funds (Cost $32,860,556)			40,194,924

	Shares
Money Market Funds (Cost $2,168,631) 5.0%
United States 5.0%
[o,p] Institutional Fiduciary Trust Money Market Portfolio, 0.89%	2,168,631		2,168,631

Total Investments (Cost $35,029,187) 98.8%			42,363,555
Other Assets, less Liabilities 1.2%			509,707

Net Assets 100.0%			$42,873,262

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $433,781, representing 1.0% of net assets.

dSee Note 9 regarding restricted securities.

eSee Note 1(d) regarding Participatory Notes.

fVariable rate security. The rate shown represents the yield at period end.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $1,220,239, representing 2.8% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(f).

lPrincipal amount is stated in 100 Mexican Peso Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nThe security was issued on a discount basis with no stated coupon rate.

oSee Note 3(f) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	CITI	Sell	28,595	$33,715	1/10/18	$—	$(618)
Euro	DBAB	Sell	107,375	127,117	1/16/18	—	(1,858)
Euro	BOFA	Sell	48,370	57,720	1/17/18	—	(384)
Euro	GSCO	Sell	60,500	71,798	1/18/18	—	(882)
Euro	JPHQ	Sell	86,350	102,492	1/18/18	—	(1,242)
Euro	UBSW	Sell	51,630	61,247	1/18/18	—	(777)
Euro	DBAB	Sell	66,600	78,560	1/22/18	—	(1,468)
Euro	JPHQ	Sell	68,683	81,127	1/22/18	—	(1,404)
Indian Rupee	JPHQ	Buy	54,072,000	825,579	1/23/18	19,813	—
Indian Rupee	JPHQ	Sell	54,072,000	820,267	1/23/18	—	(25,125)
Euro	DBAB	Sell	154,000	182,553	1/24/18	—	(2,519)
Indian Rupee	JPHQ	Buy	28,922,000	440,935	1/29/18	11,031	—
Indian Rupee	JPHQ	Sell	28,922,000	438,411	1/29/18	—	(13,554)
Japanese Yen	BOFA	Sell	104,410,000	962,322	1/29/18	34,317	—
Euro	DBAB	Sell	340,000	400,693	1/30/18	—	(8,056)
Euro	BOFA	Sell	68,000	79,742	2/06/18	—	(2,039)
Mexican Peso	CITI	Buy	7,208,000	390,043	2/06/18	—	(26,250)
Mexican Peso	CITI	Sell	7,208,000	373,133	2/06/18	9,340	—
Euro	DBAB	Sell	100,000	116,798	2/07/18	—	(3,475)
Euro	CITI	Sell	203,000	236,262	2/09/18	—	(7,920)
Euro	DBAB	Sell	623,000	730,668	2/15/18	—	(18,962)
Euro	GSCO	Sell	60,500	71,697	2/20/18	—	(1,120)
Euro	JPHQ	Sell	68,683	81,265	2/20/18	—	(1,402)
Euro	DBAB	Sell	339,000	400,569	2/22/18	—	(7,492)
Euro	JPHQ	Sell	66,000	78,005	2/22/18	—	(1,441)
Euro	JPHQ	Sell	27,000	31,832	2/26/18	—	(676)
Mexican Peso	CITI	Buy	7,253,572	396,333	3/05/18	—	(31,872)
Mexican Peso	CITI	Sell	6,750,000	351,151	3/05/18	11,992	—

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BOFA	Sell	68,000	$80,849	3/07/18	$—	$(1,070)
Australian Dollar	CITI	Sell	233,000	173,039	3/13/18	—	(8,720)
Australian Dollar	JPHQ	Sell	349,000	258,260	3/13/18	—	(13,987)
Euro	DBAB	Sell	107,375	127,530	3/13/18	—	(1,875)
Mexican Peso	CITI	Buy	8,872,126	484,922	3/14/18	—	(39,809)
Euro	JPHQ	Sell	68,683	81,253	3/15/18	—	(1,533)
Australian Dollar	BOFA	Sell	696,000	526,253	3/28/18	—	(16,650)
Mexican Peso	CITI	Buy	3,666,807	196,175	4/02/18	—	(12,806)
Japanese Yen	BOFA	Sell	104,410,000	923,165	4/27/18	—	(9,472)
Brazilian Real	HSBK	Buy	300,000	89,804	5/21/18	—	(645)
Mexican Peso	CITI	Buy	5,103,220	269,432	6/29/18	—	(18,223)

Total Forward Exchange Contracts						$86,493	$(285,326)

Net unrealized appreciation (depreciation)							$(198,833)

a May be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Annual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Balanced Fund (continued)

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$20,000	$ (622)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	20,000	(645)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	20,000	(607)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	680,000	13,582
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	850,000	13,693
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	510,000	8,114
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	130,000	2,397
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	110,000	1,992
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	160,000	4,320
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	10,000	(2,274)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	10,000	(2,311)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	10,000	(2,285)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	200,000	(12,806)

Total Interest Rate Swap Contracts				$22,548

See Note 10 regarding other derivative information.

See Abbreviations on page 43.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2017

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$32,860,556
Cost - Non-controlled affiliates (Note 3f)	2,168,631

Value - Unaffiliated issuers	$40,194,924
Value - Non-controlled affiliates (Note 3f)	2,168,631
Foreign currency, at value (cost $111,220)	111,197
Receivables:
Capital shares sold	218,132
Dividends and interest	432,319
Affiliates	11,374
Deposits with brokers for:
Centrally cleared swap contracts	108,515
Unrealized appreciation on OTC forward exchange contracts	86,493

Total assets	43,331,585

Liabilities:
Payables:
Capital shares redeemed	10,060
Management fees	22,197
Distribution fees	19,741
Professional fees	56,209
Variation margin on centrally cleared swap contracts	4,115
Unrealized depreciation on OTC forward exchange contracts	285,326
Deferred tax	37,652
Accrued expenses and other liabilities	23,023

Total liabilities	458,323

Net assets, at value	$42,873,262

Net assets consist of:
Paid-in capital	$43,444,265
Undistributed net investment income	120,624
Net unrealized appreciation (depreciation)	7,113,003
Accumulated net realized gain (loss)	(7,804,630)

Net assets, at value	$42,873,262

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$28,572,435
Shares outstanding	2,536,645
Net asset value per share[a]	$11.26
Maximum offering price per share (net asset value per share ÷ 94.25%)	$11.95

Class C:
Net assets, at value	$5,024,347
Shares outstanding	449,912
Net asset value and maximum offering price per share[a]	$11.17

Class R:
Net assets, at value	$261,785
Shares outstanding	23,292
Net asset value and maximum offering price per share	$11.24

Class R6:
Net assets, at value	$837,676
Shares outstanding	74,354
Net asset value and maximum offering price per share	$11.27

Advisor Class:
Net assets, at value	$8,177,019
Shares outstanding	725,322
Net asset value and maximum offering price per share	$11.27

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2017

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$433,765
Non-controlled affiliates (Note 3f)	12,909
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,388,318

Total investment income	1,834,992

Expenses:
Management fees (Note 3a)	401,867
Distribution fees: (Note 3c)
Class A	61,208
Class C	40,016
Class R	1,086
Transfer agent fees: (Note 3e)
Class A	73,412
Class C	12,002
Class R	652
Class R6	219
Advisor Class	18,138
Custodian fees (Note 4)	16,488
Reports to shareholders	34,352
Registration and filing fees	68,441
Professional fees	81,264
Other	23,111

Total expenses	832,256
Expense reductions (Note 4)	(30)
Expenses waived/paid by affiliates (Note 3f and 3g)	(300,249)

Net expenses	531,977

Net investment income	1,303,015

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	542,137
Foreign currency transactions	(29,958)
Forward exchange contracts	155,717
Swap contracts	(21,682)

Net realized gain (loss)	646,214

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	6,571,246
Translation of other assets and liabilities denominated in foreign currencies	(5,150)
Forward exchange contracts	(247,116)
Swap contracts	(5,234)
Change in deferred taxes on unrealized appreciation	(9,328)

Net change in unrealized appreciation (depreciation)	6,304,418

Net realized and unrealized gain (loss)	6,950,632

Net increase (decrease) in net assets resulting from operations	$8,253,647

*Foreign taxes withheld on dividends	$66,819
~Foreign taxes withheld on interest	$33,768

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Year Ended December 31,		Year Ended
	2017	2016[a]	March 31, 2016

Increase (decrease) in net assets:
Operations:
Net investment income	$1,303,015	$761,155	$953,634
Net realized gain (loss)	646,214	(507,144)	(5,013,763)
Net change in unrealized appreciation (depreciation)	6,304,418	2,813,192	(472,613)

Net increase (decrease) in net assets resulting from operations	8,253,647	3,067,203	(4,532,742)

Distributions to shareholders from:
Net investment income:
Class A	(728,722)	(248,949)	(123,817)
Class C	(97,169)	(12,649)	—
Class R	(6,122)	(1,721)	(112)
Class R6	(10,627)	—	—
Advisor Class	(212,342)	(103,366)	(49,737)

Total distributions to shareholders	(1,054,982)	(366,685)	(173,666)

Capital share transactions: (Note 2)
Class A	3,119,005	(4,671,708)	(3,612,998)
Class C	1,067,732	(600,672)	(135,553)
Class R	26,290	28,533	91,670
Class R6	832,036	—	—
Advisor Class	2,920,637	(3,051,936)	(682,747)

Total capital share transactions	7,965,700	(8,295,783)	(4,339,628)

Net increase (decrease) in net assets	15,164,365	(5,595,265)	(9,046,036)
Net assets:
Beginning of year	27,708,897	33,304,162	42,350,198

End of year	$42,873,262	$27,708,897	$33,304,162

Undistributed net investment income included in net assets:
End of year	$120,624	$42,177	$136,389

aFor the period April 1, 2016 to December 31, 2016.

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Emerging Markets Balanced Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

Subsequent to March 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a.   Financial Instrument Valuation (continued)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period.

Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $203,535 and the aggregate value of collateral pledged for such contracts was $0.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of

Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d.   Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended
	December 31, 2017
	Shares	Amount

Class A Shares:
Shares sold	1,120,344	$11,790,630
Shares issued in reinvestment of distributions	67,251	721,811
Shares redeemed	(901,248)	(9,393,436)

Net increase (decrease)	286,347	$3,119,005

Class C Shares:
Shares sold	221,248	$2,315,133
Shares issued in reinvestment of distributions	8,994	96,023
Shares redeemed	(131,080)	(1,343,424)

Net increase (decrease)	99,162	$1,067,732

Class R Shares:
Shares sold	3,159	$34,505
Shares issued in reinvestment of distributions	571	6,122
Shares redeemed	(1,548)	(14,337)

Net increase (decrease)	2,182	$26,290

Class R6 Shares[a]:
Shares sold	77,854	$871,524
Shares issued in reinvestment of distributions	953	10,523
Shares redeemed	(4,453)	(50,011)

Net increase (decrease)	74,354	$832,036

Advisor Class Shares:
Shares sold	653,669	$6,937,088
Shares issued in reinvestment of distributions	18,465	200,069
Shares redeemed	(395,928)	(4,216,520)

Net increase (decrease)	276,206	$2,920,637

aFor the period August 1, 2017 (effective date) to December 31, 2017.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

2.   Shares of Beneficial Interest (continued)

	Year Ended		Year Ended
	December 31, 2016[a]		March 31, 2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	480,337	$4,284,803	659,544	$5,625,747

Shares issued in reinvestment of distributions	26,248	230,590	13,494	112,221

Shares redeemed	(1,037,583)	(9,187,101)	(1,112,325)	(9,350,966)

Net increase (decrease)	(530,998)	$(4,671,708)	(439,287)	$(3,612,998)

Class C Shares:
Shares sold	73,567	$646,346	125,643	$1,088,240

Shares issued in reinvestment of distributions	1,412	12,541	—	—

Shares redeemed	(143,741)	(1,259,559)	(144,639)	(1,223,793)

Net increase (decrease)	(68,762)	$(600,672)	(18,996)	$(135,553)

Class R Shares:
Shares sold	3,173	$27,959	14,473	$109,928

Shares issued in reinvestment of distributions	196	1,720	13	112

Shares redeemed	(138)	(1,146)	(2,197)	(18,370)

Net increase (decrease)	3,231	$28,533	12,289	$91,670

Advisor Class Shares:
Shares sold	331,664	$2,904,393	63,892	$556,058

Shares issued in reinvestment of distributions	4,805	42,153	1,768	14,847

Shares redeemed	(668,774)	(5,998,482)	(144,453)	(1,253,652)

Net increase (decrease)	(332,305)	$(3,051,936)	(78,793)	$(682,747)

aFor the period April 1, 2016 to December 31, 2016.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

a.   Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $1 billion
1.100%	Over $1 billion, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$14,479
CDSC retained	$680

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

3.   Transactions with Affiliates (continued)

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $104,423, of which $43,017 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April, 2013, the waiver was accounted for as a reduction to management fee. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	763,605	15,379,637	(13,974,611)	2,168,631	$2,168,631	$12,909	$ —	$ —

g.   Waiver and Expense Reimbursements

TAML has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.23%, and Class R6 does not exceed 1.15% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2018.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,152,174
Long term	3,445,805

Total capital loss carryforwards	$7,597,979

During the year ended December 31, 2017, the Fund utilized $811,858 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2017, December 31, 2016 and March 31, 2016, was as follows:

	December 31,		March 31,
	2017	2016	2016
Distributions paid from ordinary income	$1,054,982	$366,685	$173,573

At December 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$35,175,156

Unrealized appreciation	$9,321,926
Unrealized depreciation	(2,293,829)

Net unrealized appreciation (depreciation)	$7,028,097

Distributable earnings - undistributed ordinary income	$49,117

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and corporate actions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $11,217,680 and $7,281,306, respectively.

7.   Credit Risk and Defaulted Securities

At December 31, 2017, the Fund had 17.6% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
84		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	—
121,748		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
1,390,834		Holdco 2, A	10/11/11 - 2/01/17	8,179	1,124
437,269		Holdco 2, B	2/01/17	325	354
105,417		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	10/11/11 - 12/29/17	146,731	1,581
38,934	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/29/17	22,235	234
58,113		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	53,661	44,747

		Total Restricted Securities (Value is 0.1% of Net Assets)		$248,35 2	$48,040

*In U.S. dollars unless otherwise indicated.

10.  Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally	$44,098	[a]	Variation margin on centrally	$21,550	[a]
	cleared swap contracts			cleared swap contracts
Foreign exchange contracts	Unrealized appreciation on OTC	86,493		Unrealized depreciation on OTC	285,326
	forward exchange contracts			forward exchange contracts
Value Recovery Instruments	Investments in securities, at value	140,427	[b]

Totals		$271,018			$306,876

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(21,682)	Swap contracts	$(5,234)
Foreign exchange contracts	Forward exchange contracts	155,717	Forward exchange contracts	(247,116)
Value Recovery Instruments	Investments	—	Investments	63,567 [a]

Totals		$134,035		$(188,783)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of swap contracts represented $2,746,154. The average month end contract value and fair value of forward exchange contracts and VRI, was $9,372,544 and $109,618, respectively.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 43.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

12.  Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$423,203	$—	$—	[c]	$423,203
South Africa	2,232,929	—	1,478	[c]	2,234,407
All Other Equity Investments	21,399,329	—	—		21,399,329
Participatory Notes	—	112,626	—		112,626
Corporate Bonds and Notes:
Bermuda	—	186,466	—		186,466
South Africa	—	46,328	234		46,562
Foreign Government and Agency Securities	—	13,106,150	—		13,106,150
Short Term Investments	2,168,631	2,686,181	—		4,854,812

Total Investments in Securities	$26,224,092	$16,137,751	$1,712		$42,363,555
Other Financial Instruments:
Forward Exchange Contracts	$—	$86,493	$—		$86,493
Swap Contracts	—	44,098	—		44,098

Total Other Financial Instruments	$—	$130,591	$—		$130,591
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$285,326	$—		$285,326
Swap Contracts	—	21,550	—		21,550

Total Other Financial Instruments	$—	$306,876	$—		$306,876

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at December 31, 2017.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those that have already been disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
CITI	Citigroup, Inc.	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
DBAB	Deutsche Bank AG	COP	Colombian Peso		Banks ARS
GSCO	The Goldman Sachs Group, Inc.	EGP	Egyptian Pound	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	EUR	Euro	GDP	Gross Domestic Product
JPHQ	JP Morgan Chase & Co.	GHS	Ghanaian Cedi	GDR	Global Depositary Receipt
UBSW	UBS AG	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
		INR	Indian Rupee	PIK	Payment-In-Kind
		MXN	Mexican Peso	VRI	Value Recovery Instruments
		PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

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TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Global Investment Trust and Shareholders of Templeton Emerging Markets Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Balanced Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for the year ended December 31, 2017, the period April 1, 2016 through December 31, 2016, and the year ended March 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, the changes in its net assets for the year ended December 31, 2017, the period April 1, 2016 through December 31, 2016, and the year ended March 31, 2016, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $318,730 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0157	$0.2860	$0.0711
Class C	$0.0157	$0.2320	$0.0574
Class R	$0.0157	$0.2762	$0.0684
Advisor Class	$0.0157	$0.2983	$0.0742

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TAX INFORMATION (UNAUDITED)

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Investment Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Global Investment Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval and to approve an amended fundamental investment restriction regarding investments in commodities for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Global Investment Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade and (ii) the proposals to use a “manager of managers” structure and to approve the amended fundamental investment restriction regarding investments in commodities were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Trustees:

Name	For	Withheld

Harris J. Ashton	377,048,086	10,385,715
Ann Torre Bates	377,050,303	10,383,500
Mary C. Choksi	377,051,104	10,382,699
Edith E. Holiday	377,043,078	10,390,725
Gregory E. Johnson	377,072,684	10,361,119
Rupert H. Johnson, Jr.	377,077,137	10,356,666
J. Michael Luttig	377,087,793	10,346,010
David W. Niemiec	377,066,180	10,367,622
Larry D. Thompson	377,085,550	10,348,252
Constantine D. Tseretopoulos	377,094,478	10,339,323
Robert E. Wade	377,100,799	10,333,003

Total Trust Shares Outstanding*: 656,789,328

* As of the record date.

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SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	1,361,089

Against	93,054

Abstain	27,720

Broker Non-Votes	530,622

Total Fund Shares Voted	2,012,484

Total Fund Shares Outstanding*	3,364,038

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares

For	1,384,836

Against	59,988

Abstain	37,037

Broker Non-Votes	530,622

Total Fund Shares Voted	2,012,484

Total Fund Shares Outstanding*	3,364,038

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since December 2017	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present ); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Templeton Emerging Markets Balanced Fund
Investment Manager
Templeton Asset Management Ltd.
Subadvisor
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	080 A 02/18

Annual Report and Shareholder Letter December 31, 2017 Tampleton Global Balanced Fund A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended December 31, 2017, the global economy generally expanded amid improved commodity prices, generally upbeat economic data, encouraging corporate earnings and the European Central Bank’s (ECB’s) extension of its monetary easing time frame. The ECB kept its benchmark interest rate unchanged, while the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times in 2017 to 1.25%–1.50% amid signs of a growing US economy. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, generated a +24.62% total return.1 Global government and corporate bonds, as measured by the Bloomberg Barclays Multiverse Index, posted a +7.69% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of December 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Global Balanced Fund

This annual report for Templeton Global Balanced Fund covers the fiscal year ended December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component generally consists of stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component primarily consists of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate and emerging market debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares delivered a +12.18% cumulative total return for the 12 months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, posted a +15.89% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks generated a +24.62% total return, as measured by the MSCI ACWI.2 Global markets were aided by price gains in oil and other commodities, generally upbeat economic data across regions, the European Central Bank’s (ECB’s) extension of its monetary easing program, and investor optimism about pro-growth and pro-business policies in the US. The prospect for reforms in the European Union (EU) with Emmanuel Macron’s election as France’s president, encouraging corporate earnings reports and the passage of the US tax reform bill also supported global stocks.

However, global markets reflected investor concerns about the terms of the UK’s exit from the EU, political uncertainty in the US and the EU, and geopolitical tensions in the Korean peninsula and other regions. Other concerns included the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and comments from key central bankers around the world about potentially raising interest rates.

After strengthening in 2017’s second and third quarters, the US economy moderated in the fourth quarter. The economy grew

1. Source: Morningstar. The Fund’s benchmark is currently weighted 50% for the MSCI ACWI and 50% for the Bloomberg Barclays Multiverse Index and is rebalanced monthly. For the 12 months ended 12/31/17, the MSCI ACWI posted a +24.62% total return and the Bloomberg Barclays Multiverse Index posted a +7.69% total return. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 20.

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faster in 2017 than in 2016, however, largely due to growth in consumer spending, business investment and exports. The unemployment rate decreased from 4.7% in December 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, was 2.1% in December 2016, and while it varied over the 12-month period, remained unchanged at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market and improving business spending. At its December meeting, the Fed confirmed that the monthly balance sheet reduction would increase from US$10 billion to US$20 billion beginning in January 2018.

In Europe, the UK’s economic growth moderated in 2017 compared to 2016, largely due to slower growth in the services sector. In November, the Bank of England raised its key policy rate 0.25%, its first increase in a decade. The eurozone’s growth accelerated in 2017’s second and third quarters, but moderated in the fourth quarter. However, the eurozone’s 2017 economic growth rate was the fastest in a decade. The bloc’s annual inflation rate, while low, ended higher than in December 2016. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth was lower than the previous quarter. The Bank of Japan (BOJ) left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew for the third consecutive quarter, although third-quarter 2017 growth slowed from the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods, amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017 than in 2016, supported by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, rose substantially during the period.

The year began with a rally in EM bonds, as fourth-quarter 2016 fears for potential trade shocks dissipated. Capital moved into several markets we considered undervalued at a pace not seen in a number of years. The strengthening trends in specific EMs largely continued throughout much of 2017, particularly in select areas of Latin America and Asia.

Duration exposures around the world generally performed well during the year, as rates in developed markets remained relatively low or range-bound, while a number of EM local-currency markets saw declining yields and strengthening valuations.

The 10-year US Treasury note reached its highest yield of 2017 at 2.62% on March 13, two days before the Fed made its first rate hike of 2017. However, yields declined in the second and third quarters as policy setbacks from the Trump administration and subdued inflation figures appeared to dampen expectations for higher rates.

Those negative trends began to reverse in the fall months as Fed Chair Janet Yellen returned from Jackson Hole, Wyoming, with more hawkish-sounding comments on the need to normalize monetary policy. Additionally, a moderate pickup in inflation, exceptional strength in US labor markets, progress on tax reform and a new Fed chair nomination (Jay Powell) appeared to push rate expectations higher, in our opinion. The Fed also began unwinding its nearly $4.5 trillion balance sheet in October. Ultimately, the Fed raised rates 25 basis points three times in 2017, as it indicated it would.

On the currency front, the US dollar broadly weakened during much of the year, with notable weakness against the euro and Mexican peso during the summer months. Those trends moderately reversed in September and October, before resuming over the final two months of the year, leaving the US dollar broadly weaker in 2017.

In Europe, economic optimism surged in the summer months, driven by the cyclical upswing in eurozone growth as well as some political refortifying after Emmanuel Macron’s victory in the French election in May. The euro appreciated 13.85% against the US dollar during the year.3 However, growing populist/nationalist movements in a number of countries continued to test the political cohesion across the eurozone. Angela Merkel’s win in the German election in September came with new uncertainties around forming a coalition government.

3. Source: FactSet.

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In October, ECB President Mario Draghi announced a reduction in the ECB’s bond-buying program, as expected, to €30 billion per month, down from a €60 billion monthly pace, scheduled to begin in January 2018. Draghi also indicated that rates would not be hiked until quantitative easing (QE) ends, implying that rates would likely remain unchanged in the upcoming year.

In Japan, Prime Minister Shinzo Abe’s political mandate was reaffirmed after his political coalition maintained its supermajority in October elections. The BOJ continued to deploy massive levels of QE throughout 2017; however, the yen appreciated 3.54% against the US dollar during the year.3

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When choosing equity securities for the Fund, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company’s price/earnings ratio, price/cash flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When choosing fixed income investments for the Fund, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In our analysis of corporate debt securities, we consider a variety of factors, including a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, principally currency and cross currency forwards, but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment

Geographic Composition*

Based on Total Net Assets as of 12/31/17

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging purposes.

\What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

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Manager’s Discussion

We maintained the Fund’s asset allocation in favor of equities during the period given what we considered attractive valuation and yield opportunities in the equity markets. Within fixed income, we sought to take advantage of valuation opportunities in countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

The Fund’s equity portion delivered strong absolute gains during the 12 months under review. However, it underperformed its benchmark, the MSCI ACWI, primarily due to stock selection and an overweighting in the health care sector, as well as underweightings and stock selection in the information technology (IT) and consumer discretionary sectors.4

In the health care sector, continued concerns about generic competition, increasing regulatory and political scrutiny on drug pricing and a consolidating payor industry broadly pressured health care stocks throughout 2017. We view such concerns as both short-term focused and overstated. Generic competition is common in the pharmaceuticals industry, and one best addressed through innovation, which has accelerated following the doubling of research and development investment over the past 30 years. In our analysis, the regulatory and political concerns about pricing ignore data indicating prescription drugs represent a relatively modest portion of US health care costs and actually reduce costs elsewhere in the health care system. Moreover, the structure of the pharmacy benefits management industry has long been dominated by a small number of firms, and drug companies are accustomed to dealing with this structure; thus, we think a bit more merger and acquisition (M&A) activity in the industry would be unlikely to meaningfully change bargaining power dynamics. The overblown concerns have depressed valuations such that the sector today has rarely been cheaper historically based on free cash flow multiples, according to our analysis. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep value territory, but we see select biotechnology and specialty pharmaceuticals firms offering just such potential opportunities. Key detractors within the sector included

Top Five Equity Holdings

12/31/17

Company Sector/Industry, Country	% of Total Net Assets
BP PLC	1.9%
Oil, Gas & Consumable Fuels, UK
Royal Dutch Shell PLC	1.9%
Oil, Gas & Consumable Fuels, UK
Oracle Corp.	1.7%
Software, US
Eni SpA	1.5%
Oil, Gas & Consumable Fuels, Italy
Samsung Electronics Co. Ltd.	1.4%
Technology Hardware, Storage & Peripherals, South Korea

Israel-based generic drug manufacturer Teva Pharmaceutical Industries and US biotechnology firm Allergan.

In the IT sector, Japan-based Konica Minolta significantly detracted from relative results as the company forecast a drop in operating profit for 2018. We closed the Fund’s position in the company during the period.

In the consumer discretionary sector, shares of Luxembourg-based satellite and network services provider SES declined after management delivered two consecutive quarters of disappointing results, citing one-off headwinds and delayed revenues attributable to a changing business model. The string of disappointing results cast doubts on management’s credibility and led to a stock price decline and lower valuation multiples. We see the decline as implying the stock is trading at replacement cost for a business with very high barriers to entry and valuable orbital satellite slots that cannot be replicated. Additionally, the company’s solid dividend and free cash flow yields, as well as a contract backlog equivalent to four years of revenue, lead us to believe the stock has remained undervalued.

Conversely, stock selection in the financials and telecommunication services sectors and an underweighting in the consumer staples sector contributed to relative performance during the 12-month period.5

In the financials sector, shares of Bangkok Bank, Thailand’s second-largest bank, rose amid signs of the country’s

4. The health care sector comprises biotechnology, health care providers and services, and pharmaceuticals in the equity portion of the Consolidated SOI. The IT sector comprises electronic equipment, instruments and components; internet software and services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the equity portion of the Consolidated SOI. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; leisure products; media; and specialty retail in the equity portion of the Consolidated SOI.

5. The financials sector comprises banks, capital markets and insurance in the equity portion of the Consolidated SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the equity portion of the Consolidated SOI. The consumer staples sector comprises beverages, food and staples retailing and personal products in the equity portion of the Consolidated SOI.

See www.franklintempletondatasources.com for additional data provider information.

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improving economy and investor’s better sentiment toward banks overall. Over the long term, we believe the bank’s market-leading position in corporate lending and strong funding profile could make it a key beneficiary of increased business and government spending when the country’s economy picks up again. South Korea-based Hana Financial Group’s shares rose amid the company’ improved risk management, which resulted in lower loan losses, while net interest income growth and profitability have increased strongly. UK-based Man Group (not part of the index), an alternative investment manager, was another financials contributor. Man Group continued to experience positive business momentum with sustained net inflows, and we view favorably management’s diversification of the business through M&A activity.

Within the telecommunication services sector, Telenor, Norway’s leading telecommunication services provider, was the largest performance contributor. The company has a strong footprint in emerging Asia and has benefited from exiting loss-making Indian operations and from increased spectrum supply for auctions in Thailand. These developments improved balance-sheet flexibility and eased investor concerns about Telenor’s ability to increase dividends over the medium term. More broadly, valuations in the European telecommunication services sector reached multi-decade lows in 2017, creating, in our view, select opportunities to increase holdings in high-yielding stocks that could potentially benefit from industry consolidation, regulatory backdrop improvement and cash flow recovery. We believe select opportunities also exist among Asian telecommunication services companies with undervalued growth prospects, data exposure and/or stakes in attractive affiliated businesses.

In the consumer staples sector, we have continued to find what we view as scarce long-term value in a competitive, low-margin industry where valuation multiples increased as investors searched for trades that they considered to be safe.

Regionally, stock selection in Europe detracted from relative performance during the 12-month review period. We see fewer risks and greater scope for outperformance in Europe than in the US going into 2018. The backdrop of easier fiscal policy, still accommodative monetary policy, a falling savings ratio and accelerating investment supported by a high capacity utilization looks attractive to us.

In Asia, an overweighting and stock selection in South Korea contributed significantly to relative performance. South Korea’s recovery has been fundamentally driven, with corporate earnings rising and the South Korean won appreciating amid a strong export growth, which bolstered the country’s current account surplus and foreign reserves. With a solid economic and corporate profit cycle taking hold and the Bank of Korea raising interest rates for the first time in six years, we continue to see significant upside potential for select companies in this lowly valued market.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s equity performance was positively affected by the equity portfolio’s substantial investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

Top Five Fixed Income Holdings*

12/31/17

Issue/Issuer	% of Total Net Assets

Government of Mexico	3.3%

Nota Do Tesouro Nacional	3.2%

Government of India	3.2%

Government of Indonesia	3.0%

Government of Ghana	1.5%

*Excludes short-term investments.

Fixed Income

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were

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positioned for depreciation of the euro and Japanese yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, top contributors to the Fund’s positive absolute performance included interest-rate strategies, followed by currency positions. Overall credit exposures had a largely neutral effect on absolute results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to absolute performance, while negative duration exposure to US Treasuries detracted. Among currencies, positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to absolute results. However, the Fund’s net-negative positions in the euro, the Japanese yen and the Australian dollar detracted from absolute performance.

On a relative basis, currency positions were the Fund’s top detractor. Interest-rate strategies contributed to relative results, while overall credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro, the Japanese yen and the Australian dollar detracted from relative performance. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Indian rupee) contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select overweighted duration exposures in Latin America (Brazil) and Asia ex-Japan (Indonesia) contributed to relative performance. However, underweighted duration exposure in the US detracted from relative results. Underweighted exposure to corporate credit detracted from relative return, while select overweighted subinvestment-grade credit exposures contributed.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Heather Arnold, CFA

Michael Hasenstab Ph.D.

Norman J. Boersma, CFA James Harper, CFA Christopher J. Molumphy, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+12.18%	+5.64%
5-Year	+34.60%	+4.90%
10-Year	+62.36%	+4.34%
Advisor
1-Year	+12.42%	+12.42%
5-Year	+36.08%	+6.35%
10-Year	+66.09%	+5.20%

		30-Day Standardized Yield[6]
Share Class	Distribution Rate[5]	(with waiver)	(without waiver)
A	2.97%	2.46%	2.42%
Advisor	3.47%	2.86%	2.82%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

TEMPLETON GLOBAL BALANCED FUND

PERFORMANCE SUMMARY

Distributions (1/1/17–12/31/17)

Share Class	Net Investment Income
A	$0.0820
A1	$0.0820
C	$0.0584
C1	$0.0688
R	$0.0737
R6	$0.0939
Advisor	$0.0900

Total Annual Operating Expenses8

Share Class	With Waiver	Without Waiver
A	1.16%	1.17%
Advisor	0.91%	0.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total returns have been calculated based upon the returns for Class A1 shares prior to 7/1/11 and are restated to reflect the current, maximum 5.75% initial sales charge.

5. Distribution rate is based on an annualization of the respective class’s most recent quarterly dividend and the maximum offering price (NAV for Advisor Class) per share on 12/31/17.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	11

TEMPLETON GLOBAL BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
	Beginning	Ending	Expenses Paid During	Ending	Expenses Paid During	Net Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 7/1/17	Value 12/31/17	7/1/17–12/31/17[1,2]	Value 12/31/17	7/1/17–12/31/17[1,2]	Ratio[2]

A	$1,000	$1,038.60	$5.70	$1,019.61	$5.65	1.11%
A1	$1,000	$1,035.20	$5.69	$1,019.61	$5.65	1.11%
C	$1,000	$1,030.90	$9.52	$1,015.83	$9.45	1.86%
C1	$1,000	$1,036.00	$7.75	$1,017.59	$7.68	1.51%
R	$1,000	$1,036.80	$6.98	$1,018.35	$6.92	1.36%
R6	$1,000	$1,040.80	$3.86	$1,021.42	$3.82	0.75%
Advisor	$1,000	$1,036.60	$4.41	$1,020.87	$4.38	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights

Templeton Global Balanced Fund

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94		$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.09	0.07	0.08	0.08	0.09	[d]	0.07

Net realized and unrealized gains (losses)	0.25	0.15	(0.32)	(0.07)	0.35		0.23

Total from investment operations	0.34	0.22	(0.24)	0.01	0.44		0.30

Less distributions from:

Net investment income	(0.08)	(0.03)	(0.09)	(0.18)	(0.08)		(0.16)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.08)	(0.03)	(0.17)	(0.18)	(0.08)		(0.16)

Net asset value, end of year	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30		$ 2.94

Total return[e]	12.18%	7.97%	(7.74)%	0.38%	15.06%		11.31%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.17%	1.16%	1.11%	1.11%	1.13%		1.21%

Expenses net of waiver and payments by affiliates	1.14% [g]	1.15% [g]	1.10% [g]	1.11% [g,h]	1.12%	[g]	1.20%

Net investment income	2.82%	3.28%	2.55%	2.55%	2.76%	[d]	2.84%

Supplemental data

Net assets, end of year (000’s)	$745,957	$780,810	$987,949	$1,117,109	$1,055,121		$238,319

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013
Class A1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94		$ 2.79

Income from investment operations[b]:

Net investment income[c]	0.09	0.07	0.08	0.08	0.09	[d]	0.08

Net realized and unrealized gains (losses)	0.26	0.15	(0.32)	(0.07)	0.34		0.23

Total from investment operations	0.35	0.22	(0.24)	0.01	0.43		0.31

Less distributions from:

Net investment income	(0.08)	(0.03)	(0.09)	(0.18)	(0.07)		(0.16)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.08)	(0.03)	(0.17)	(0.18)	(0.07)		(0.16)

Net asset value, end of year	$ 3.18	$ 2.91	$ 2.72	$ 3.13	$ 3.30		$ 2.94

Total return[e]	12.18%	7.97%	(7.76)%	0.36%	14.98%		11.67%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.17%	1.16%	1.11%	1.11%	1.13%		1.21%

Expenses net of waiver and payments by affiliates	1.14% [g]	1.15% [g]	1.10% [g]	1.11% [g,h]	1.12%	[g]	1.20%

Net investment income	2.82%	3.28%	2.55%	2.55%	2.76%	[d]	2.84%

Supplemental data

Net assets, end of year (000’s)	$293,488	$319,161	$370,212	$467,765	$538,901		$533,538

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.90	$ 2.70	$ 3.12	$ 3.28	$ 2.93		$ 2.79

Income from investment operations[b]:

Net investment income[c]	0.06	0.05	0.05	0.06	0.06	[d]	0.05

Net realized and unrealized gains (losses)	0.26	0.16	(0.31)	(0.07)	0.35		0.23

Total from investment operations	0.32	0.21	(0.26)	(0.01)	0.41		0.28

Less distributions from:

Net investment income	(0.06)	(0.01)	(0.08)	(0.15)	(0.06)		(0.14)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.06)	(0.01)	(0.16)	(0.15)	(0.06)		(0.14)

Net asset value, end of year	$ 3.16	$ 2.90	$ 2.70	$ 3.12	$ 3.28		$ 2.93

Total return[e]	11.03%	7.74%	(8.68)%	(0.04)%	14.11%		10.66%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.92%	1.89%	1.86%	1.83%	1.88%		1.96%

Expenses net of waiver and payments by affiliates	1.89% [g]	1.88% [g]	1.85% [g]	1.83% [g,h]	1.87%	[g]	1.95%

Net investment income	2.07%	2.55%	1.80%	1.83%	2.01%	[d]	2.09%

Supplemental data

Net assets, end of year (000’s)	$317,374	$340,265	$464,899	$507,888	$480,700		$88,988

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013

Class C1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.91	$ 2.72	$ 3.13	$ 3.29	$ 2.93		$ 2.79

Income from investment operations[b]:

Net investment income[c]	0.08	0.06	0.06	0.07	0.07	[d]	0.07

Net realized and unrealized gains (losses)	0.25	0.15	(0.31)	(0.07)	0.35		0.22

Total from investment operations	0.33	0.21	(0.25)	—	0.42		0.29

Less distributions from:

Net investment income	(0.07)	(0.02)	(0.08)	(0.16)	(0.06)		(0.15)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.07)	(0.02)	(0.16)	(0.16)	(0.06)		(0.15)

Net asset value, end of year	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.29		$ 2.93

Total return[e]	11.71%	7.62%	(8.07)%	0.26%	14.57%		10.86%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.57%	1.56%	1.51%	1.51%	1.53%		1.61%

Expenses net of waiver and payments by affiliates	1.54% [g]	1.55% [g]	1.50% [g]	1.51% [g,h]	1.52%	[g]	1.60%

Net investment income	2.42%	2.88%	2.15%	2.15%	2.36%	[d]	2.44%

Supplemental data

Net assets, end of year (000’s)	173,079	202,929	233,840	296,672	341,690		322,243

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94		$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.08	0.06	0.07	0.07	0.08	[d]	0.07

Net realized and unrealized gains (losses)	0.25	0.16	(0.32)	(0.06)	0.35		0.22

Total from investment operations	0.33	0.22	(0.25)	0.01	0.43		0.29

Less distributions from:

Net investment income	(0.07)	(0.02)	(0.09)	(0.17)	(0.07)		(0.15)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.07)	(0.02)	(0.17)	(0.17)	(0.07)		(0.15)

Net asset value, end of year	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30		$ 2.94

Total return[e]	11.84%	8.11%	(8.24)%	0.43%	14.70%		10.99%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.42%	1.41%	1.36%	1.36%	1.38%		1.46%

Expenses net of waiver and payments by affiliates	1.39% [g]	1.40% [g]	1.35% [g]	1.36% [g,h]	1.37%	[g]	1.45%

Net investment income	2.57%	3.03%	2.30%	2.30%	2.51%	[d]	2.59%

Supplemental data

Net assets, end of year (000’s)	$4,944	$5,487	$6,498	$6,357	$5,757		$3,864

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014[b]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.92	$ 2.73	$ 3.14	$ 3.30	$ 3.02

Income from investment operations[c]:

Net investment income[d]	0.09	0.08	0.08	0.07	0.09	[e]

Net realized and unrealized gains (losses)	0.26	0.15	(0.31)	(0.04)	0.28

Total from investment operations	0.35	0.23	(0.23)	0.03	0.37

Less distributions from:

Net investment income	(0.09)	(0.04)	(0.10)	(0.19)	(0.09)

Net realized gains	—	—	(0.08)	—	—

Total distributions	(0.09)	(0.04)	(0.18)	(0.19)	(0.09)

Net asset value, end of year	$ 3.18	$ 2.92	$ 2.73	$ 3.14	$ 3.30

Total return[f]	12.56%	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.84%	0.81%	0.81%	0.92%	2.31%

Expenses net of waiver and payments by affiliates[h]	0.77%	0.79%	0.75%	0.76%	0.77%

Net investment income	3.19%	3.64%	2.90%	2.90%	3.11%	[e]

Supplemental data

Net assets, end of year (000’s)	$11,254	$752	$1,089	$660	$5

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to March 31, 2014.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

18	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31,		Year Ended March 31,
	2017	2016[a]	2016	2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95		$ 2.80

Income from investment operations[b]:

Net investment income[c]	0.10	0.08	0.08	0.09	0.09	[d]	0.08

Net realized and unrealized gains (losses)	0.26	0.14	(0.31)	(0.08)	0.35		0.24

Total from investment operations	0.36	0.22	(0.23)	0.01	0.44		0.32

Less distributions from:

Net investment income	(0.09)	(0.03)	(0.10)	(0.18)	(0.08)		(0.17)

Net realized gains	—	—	(0.08)	—	—		—

Total distributions	(0.09)	(0.03)	(0.18)	(0.18)	(0.08)		(0.17)

Net asset value, end of year	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31		$ 2.95

Total return[e]	12.42%	8.22%	(7.52)%	0.62%	15.23%		11.92%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.92%	0.91%	0.86%	0.86%	0.88%		0.96%

Expenses net of waiver and payments by affiliates	0.89% [g]	0.90% [g]	0.85% [g]	0.86% [g,h]	0.87%	[g]	0.95%

Net investment income	3.07%	3.53%	2.80%	2.80%	3.01%	[d]	3.09%

Supplemental data

Net assets, end of year (000’s)	$246,044	$212,161	$299,226	$405,877	$421,583		$146,013

Portfolio turnover rate	34.25%	16.66%	44.25%	20.90%	13.33%		30.44%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, December 31, 2017

Templeton Global Balanced Fund

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 63.6%
	Belgium 0.8%
	UCB SA	Pharmaceuticals	169,428	$13,453,052

	Canada 0.9%
[a]	Husky Energy Inc.	Oil, Gas & Consumable Fuels	550,500	7,772,949
	Wheaton Precious Metals Corp.	Metals & Mining	349,900	7,735,042

				15,507,991

	China 2.2%
	China Life Insurance Co. Ltd., H	Insurance	3,015,000	9,473,912
	China Mobile Ltd.	Wireless Telecommunication Services	1,656,000	16,797,711
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	26,602,000	12,666,241

				38,937,864

	France 3.5%
	AXA SA	Insurance	503,560	14,944,177
	BNP Paribas SA	Banks	195,410	14,594,695
	Compagnie de Saint-Gobain	Building Products	167,931	9,264,217
	Credit Agricole SA	Banks	259,288	4,293,094
	Sanofi	Pharmaceuticals	95,421	8,225,828
	Veolia Environnement SA	Multi-Utilities	453,992	11,588,485

				62,910,496

	Germany 3.2%
	Bayer AG	Pharmaceuticals	117,100	14,611,645
	Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	105,341	11,094,351
	innogy SE	Multi-Utilities	349,400	13,697,691
	Siemens AG	Industrial Conglomerates	69,218	9,645,998
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,578,980	7,930,211

				56,979,896

	Hong Kong 1.1%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,560,352	19,592,150

	Ireland 0.5%
	CRH PLC	Construction Materials	262,332	9,428,215

	Israel 1.1%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,014,019	19,215,660

	Italy 1.8%
	Azimut Holding SpA	Capital Markets	357,476	6,849,528
	Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	26,201,834

				33,051,362

	Japan 3.8%
	Kirin Holdings Co. Ltd.	Beverages	480,400	12,109,652
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments
		& Components	45,800	6,145,414
	Omron Corp.	Electronic Equipment, Instruments
		& Components	149,600	8,921,436
	Panasonic Corp.	Household Durables	863,000	12,632,724
	SoftBank Group Corp.	Wireless Telecommunication Services	139,700	11,058,473
	Sumitomo Rubber Industries Ltd.	Auto Components	380,800	7,083,079
	Suntory Beverage & Food Ltd.	Beverages	219,800	9,772,357

				67,723,135

20	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Luxembourg 1.0%
	SES SA, IDR	Media	1,138,925	$17,777,935

	Netherlands 1.2%
	Aegon NV	Insurance	2,489,835	15,877,522
	ING Groep NV	Banks	353,633	6,502,227

				22,379,749
	New Zealand 0.5%		.
	Sky Network Television Ltd.	Media	4,786,566	9,532,192

	Norway 1.1%
	Telenor ASA	Diversified Telecommunication Services	542,631	11,627,335
	Yara International ASA	Chemicals	178,130	8,174,147

				19,801,482

	Portugal 0.7%
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	684,258	12,581,408

	Singapore 1.5%
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,779,999	18,096,895
	United Overseas Bank Ltd.	Banks	463,100	9,158,127

				27,255,022

	South Africa 0.0%†
[a,b,c]	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	4,441	—
[a,b,c]	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
[a,b,c]	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
[a,b,c]	Holdco 2, A	Specialty Retail	32,900,733	26,592
[a,b,c]	Holdco 2, B	Specialty Retail	4,646,498	3,756

				30,348

	South Korea 3.1%
	Hana Financial Group Inc.	Banks	230,138	10,737,438
	KB Financial Group Inc.	Banks	149,821	8,899,076
	LG Chem Ltd.	Chemicals	27,075	10,273,217
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	10,859	25,922,222

				55,831,953

	Switzerland 2.5%
[a]	Landis+Gyr Group AG	Electronic Equipment, Instruments
		& Components	133,765	10,653,424
	Roche Holding AG	Pharmaceuticals	55,750	14,104,147
	UBS Group AG	Capital Markets	1,118,890	20,601,310

				45,358,881

	Taiwan 0.9%
[d]	Pegatron Corp., GDR, Reg S	Technology Hardware, Storage & Peripherals	645,632	7,834,548
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	3,879,000	8,093,508

				15,928,056

	Thailand 1.6%
	Bangkok Bank PCL, fgn	Banks	2,878,600	19,355,646
	PTT Global Chemical PCL, fgn	Chemicals	3,759,900	9,812,450

				29,168,096

franklintempleton.com	Annual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Industry	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
United Kingdom 12.8%
BAE Systems PLC	Aerospace & Defense	2,276,125	$17,612,834
Barclays PLC	Banks	3,393,423	9,307,358
BP PLC	Oil, Gas & Consumable Fuels	4,870,360	34,378,908
[a] Cobham PLC	Aerospace & Defense	5,707,293	9,734,464
HSBC Holdings PLC	Banks	2,252,092	23,045,976
Johnson Matthey PLC	Chemicals	226,840	9,419,835
Kingfisher PLC	Specialty Retail	4,348,469	19,831,061
Man Group PLC	Capital Markets	2,419,168	6,756,085
Prudential PLC	Insurance	475,140	12,226,694
Rolls-Royce Holdings PLC	Aerospace & Defense	689,080	7,881,912
[a] Rolls-Royce Holdings PLC, interim line	Aerospace & Defense	31,697,680	42,806
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	991,187	33,577,489
Shire PLC	Biotechnology	264,054	13,907,077
[a] Standard Chartered PLC	Banks	534,464	5,630,504
Vodafone Group PLC	Wireless Telecommunication Services	8,009,446	25,418,438

			228,771,441

United States 17.8%
Allergan PLC	Pharmaceuticals	77,660	12,703,623
[a] Alphabet Inc., A	Internet Software & Services	16,310	17,180,954
Amgen Inc.	Biotechnology	109,800	19,094,220
Apple Inc.	Technology Hardware, Storage & Peripherals	84,690	14,332,089
Cardinal Health Inc.	Health Care Providers & Services	202,300	12,394,921
[a] CEVA Holdings LLC	Air Freight & Logistics	247	111,019
CF Industries Holdings Inc.	Chemicals	159,690	6,793,213
Citigroup Inc.	Banks	153,087	11,391,204
Comcast Corp., A	Media	561,124	22,473,016
ConocoPhillips	Oil, Gas & Consumable Fuels	196,120	10,765,027
Coty Inc., A	Personal Products	1,219,100	24,247,899
Devon Energy Corp.	Oil, Gas & Consumable Fuels	202,490	8,383,086
Eli Lilly & Co.	Pharmaceuticals	246,710	20,837,126
Gilead Sciences Inc.	Biotechnology	228,800	16,391,232
Helmerich & Payne Inc.	Energy Equipment & Services	122,200	7,899,008
Intel Corp.	Semiconductors & Semiconductor Equipment	299,200	13,811,072
JPMorgan Chase & Co.	Banks	164,206	17,560,190
Mattel Inc.	Leisure Products	401,900	6,181,222
Microsoft Corp.	Software	295,339	25,263,298
Oracle Corp.	Software	654,410	30,940,505
Perrigo Co. PLC	Pharmaceuticals	124,570	10,857,521
[a,b,e] Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888	287,165
Walgreens Boots Alliance Inc.	Food & Staples Retailing	113,610	8,250,358

			318,148,968

Total Common Stocks and Other Equity Interests (Cost $990,866,000)			1,139,365,352

[f] Equity-Linked Securities 2.7%
United Kingdom 0.8%
[g] Royal Bank of Canada into Standard
Chartered PLC, 4.00%, 144A	Banks	1,478,465	14,495,436

22	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

		Industry	Shares			Value
[f]	Equity-Linked Securities (continued)
	United States 1.9%
[g]	Royal Bank of Canada into Citigroup Inc., 4.50%, 144A	Banks	13,100,000			$15,787,050
[g]	Royal Bank of Canada into Ionis Pharmaceuticals Inc., 6.00%, 144A	Biotechnology	143,186			7,531,485
[g]	Royal Bank of Canada into Knowles Corp., 5.00%, 144A	Electronic Equipment, Instruments & Components	12,110,000			10,417,338

						33,735,873

	Total Equity-Linked Securities (Cost $48,624,045)					48,231,309

	Convertible Preferred Stocks 0.0%†
	United States 0.0%†
`	CEVA Holdings LLC, cvt. pfd., A-1	Air Freight & Logistics	12			7,320
[a]	CEVA Holdings LLC, cvt. pfd., A-2	Air Freight & Logistics	534			240,327

	Total Convertible Preferred Stocks (Cost $802,629)					247,647

			Principal Amount	*
	Corporate Bonds and Notes 0.2%
	South Africa 0.0%†
	K2016470219 South Africa Ltd.,
[c,h]	senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	2,493,652			37,405
[b]	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	2,058,106		EUR	12,347
[c,h]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	617,516			475,487

						525,239

	United States 0.2%
[b,i]	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22.	Oil, Gas & Consumable Fuels	500,000			1,850
	General Electric Co., senior note, A, 8.50%, 4/06/18	Industrial Conglomerates	59,000,000		MXN	3,001,416

						3,003,266

	Total Corporate Bonds and Notes (Cost $9,439,189)					3,528,505

	Foreign Government and Agency
	Securities 20.2%
	Argentina 1.2%
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		180,256,000		ARS	9,944,947
	16.00%, 10/17/23		117,073,000		ARS	6,264,011
	senior note, 15.50%, 10/17/26		65,894,000		ARS	3,586,418
j	Government of Argentina, FRN, 24.225%, (ARS Badlar + 2.00%), 4/03/22		37,519,000		ARS	2,011,901

						21,807,277

franklintempleton.com	Annual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency
Securities (continued)
Brazil 3.7%
Letra Tesouro Nacional,
Strip, 7/01/19	28,060	[k]	BRL	$ 7,620,566
Strip, 7/01/20	1,200	[k]	BRL	294,902
Strip, 7/01/21	7,960	[k]	BRL	1,760,351
Nota Do Tesouro Nacional,
10.00%, 1/01/21	109,195	[k]	BRL	33,933,604
10.00%, 1/01/23	33,230	[k]	BRL	10,152,313
10.00%, 1/01/25	38,951	[k]	BRL	11,731,734
senior note, 10.00%, 1/01/19	5,490	[k]	BRL	1,706,151

				67,199,621
Colombia 1.3%
Government of Colombia,
senior bond, 7.75%, 4/14/21	689,000,000		COP	244,266
senior bond, 4.375%, 3/21/23	52,000,000		COP	16,556
senior bond, 9.85%, 6/28/27	83,000,000		COP	34,878
Titulos de Tesoreria,
B, 5.00%, 11/21/18	126,000,000		COP	42,363
B, 7.75%, 9/18/30	22,949,000,000		COP	8,398,203
B, 7.00%, 6/30/32	452,000,000		COP	153,787
senior bond, B, 11.25%, 10/24/18	736,000,000		COP	259,613
senior bond, B, 11.00%, 7/24/20	677,000,000		COP	257,682
senior bond, B, 7.00%, 5/04/22	844,000,000		COP	297,642
senior bond, B, 10.00%, 7/24/24	1,738,000,000		COP	702,225
senior bond, B, 7.50%, 8/26/26	32,054,000,000		COP	11,473,351
senior bond, B, 6.00%, 4/28/28	5,961,000,000		COP	1,920,976
senior note, B, 7.00%, 9/11/19	481,000,000		COP	166,842

				23,968,384
El Salvador 0.0%†
[g] Government of El Salvador, 144A, 7.65%, 6/15/35	100,000			109,028
Ghana 1.5%
Ghana Treasury Note, 24.25%, 6/11/18	3,060,000		GHS	694,710
Government of Ghana,
22.49%, 4/23/18	50,000		GHS	11,189
23.47%, 5/21/18	5,050,000		GHS	1,138,691
19.04%, 9/24/18	3,220,000		GHS	720,093
24.50%, 10/22/18	6,021,000		GHS	1,398,088
24.50%, 4/22/19	3,310,000		GHS	791,644
24.50%, 5/27/19	270,000		GHS	64,936
24.50%, 6/21/21	600,000		GHS	159,353
24.75%, 7/19/21	5,840,000		GHS	1,563,483
18.75%, 1/24/22	7,110,000		GHS	1,663,189
19.75%, 3/25/24	7,250,000		GHS	1,778,729
19.00%, 11/02/26	27,470,000		GHS	6,705,480
senior bond, 19.75%, 3/15/32	20,850,000		GHS	5,062,536
senior note, 21.50%, 3/09/20	130,000		GHS	31,109
senior note, 18.50%, 6/01/20	1,210,000		GHS	276,344
senior note, 18.25%, 9/21/20	4,990,000		GHS	1,144,409
senior note, 24.00%, 11/23/20	7,760,000		GHS	1,992,110

24	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 18.25%, 7/25/22	7,580,000		GHS	$ 1,763,770

				26,959,863
India 3.2%
Government of India,
senior bond, 7.80%, 5/03/20	302,000,000		INR	4,829,398
senior bond, 8.20%, 2/15/22	400,000,000		INR	6,480,263
senior bond, 8.35%, 5/14/22	210,100,000		INR	3,425,051
senior bond, 8.08%, 8/02/22	133,000,000		INR	2,149,229
senior bond, 8.13%, 9/21/22	268,000,000		INR	4,329,728
senior note, 7.28%, 6/03/19	11,700,000		INR	184,483
senior note, 8.12%, 12/10/20	226,800,000		INR	3,675,198
senior note, 7.80%, 4/11/21	404,400,000		INR	6,485,667
senior note, 6.84%, 12/19/22	44,000,000		INR	680,664
senior note, 7.16%, 5/20/23	307,000,000		INR	4,804,064
senior note, 8.83%, 11/25/23	756,500,000		INR	12,662,843
senior note, 7.68%, 12/15/23	465,000,000		INR	7,437,487

				57,144,075
Indonesia 3.0%
Government of Indonesia,
senior bond, FR35, 12.90%, 6/15/22	10,168,000,000		IDR	950,287
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	150,702
senior bond, FR42, 10.25%, 7/15/27	2,150,000,000		IDR	199,589
senior bond, FR43, 10.25%, 7/15/22	154,000,000		IDR	13,277
senior bond, FR44, 10.00%, 9/15/24	968,000,000		IDR	85,299
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	6,225,243
senior bond, FR56, 8.375%, 9/15/26	103,978,000,000		IDR	8,675,373
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	156,468
senior bond, FR70, 8.375%, 3/15/24	380,674,000,000		IDR	31,193,227
senior bond, FR71, 9.00%, 3/15/29	64,873,000,000		IDR	5,664,879

				53,314,344
Mexico 3.3%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	1,003,800	[l]	MXN	5,152,474
senior bond, M, 6.50%, 6/10/21	2,105,100	[l]	MXN	10,358,912
senior note, M, 4.75%, 6/14/18	96,800	[l]	MXN	486,486
senior note, M, 5.00%, 12/11/19	2,432,600	[l]	MXN	11,798,342
senior note, M 10, 8.50%, 12/13/18	6,026,300	[l]	MXN	30,880,554

				58,676,768
Peru 0.1%
Government of Peru, senior bond, 7.84%, 8/12/20	6,988,000		PEN	2,406,756
Philippines 0.0%†
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,000,000		PHP	20,026
senior note, 5-72, 2.125%, 5/23/18	562,000		PHP	11,205

				31,231

franklintempleton.com	Annual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

			Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Africa 0.6%
	Government of South Africa,
	8.00%, 1/31/30		27,506,000	ZAR	$ 2,034,963
	7.00%, 2/28/31		26,205,000	ZAR	1,767,385
	8.25%, 3/31/32		42,602,000	ZAR	3,152,198
	8.875%, 2/28/35		14,180,000	ZAR	1,082,542
	8.50%, 1/31/37		12,074,000	ZAR	879,768
	R186, 10.50%, 12/21/26		8,817,000	ZAR	796,473
	senior bond, 6.25%, 3/31/36		25,401,000	ZAR	1,483,352

					11,196,681
	South Korea 1.5%
	Korea Monetary Stabilization Bond,
	senior note, 1.49%, 2/02/18		1,879,400,000	KRW	1,760,703
	senior note, 1.72%, 12/02/18		910,000,000	KRW	851,803
	Korea Treasury Bond,
	senior bond, 4.25%, 6/10/21		3,380,800,000	KRW	3,374,006
	senior note, 1.50%, 6/10/19		2,645,300,000	KRW	2,460,995
	senior note, 1.25%, 12/10/19		2,503,000,000	KRW	2,308,383
	senior note, 2.00%, 3/10/21		8,058,200,000	KRW	7,496,808
	senior note, 1.375%, 9/10/21		8,151,200,000	KRW	7,394,199
	senior note, 3.00%, 9/10/24		745,000,000	KRW	722,851

					26,369,748
[m]	Supranational 0.2%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24		60,000,000	MXN	2,950,764
	Ukraine 0.4%
[a,g,n]	Government of Ukraine, 144A, VRI, GDP
	Linked Security, 5/31/40		12,038,000		6,708,176
	Zambia 0.2%
[g]	Government of Zambia International Bond,
	144A, 8.50%, 4/14/24		3,100,000		3,435,823
	Total Foreign Government and Agency Securities (Cost $350,610,683)				362,278,539
		Industry	Shares

	Escrows and Litigation Trusts (Cost $—) 0.0%
	United States 0.0%
[a,b]	NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000		—
	Total Investments before Short Term Investments (Cost $1,400,342,546)				1,553,651,352

26	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

		Principal Amount*			Value
	Short Term Investments 12.1%
	Foreign Government and Agency Securities 1.9%
	Colombia 0.0%†
	Colombian Tes Corto Plazo, Strip, 3/13/18	230,000,000		COP	$76,280

	Mexico 1.7%
[o]	Mexico Treasury Bill, 1/04/18 - 12/06/18	62,365,130	[p]	MXN	30,867,672

	South Korea 0.2%
	Korea Monetary Stabilization Bond,
	senior note, 1.33%10/02/18	910,000,000		KRW	849,570
	senior note, 1.82%12/09/18	1,594,000,000		KRW	1,493,156

					2,342,726

	Total Foreign Government and Agency Securities (Cost $35,042,488)				33,286,678

	Total Investments before Money Market Funds (Cost $1,435,385,034)				1,586,938,030

		Shares
	Money Market Funds (Cost $183,175,079) 10.2%
	United States 10.2%
[q,r]	Institutional Fiduciary Trust Money Market Portfolio, 0.89%	183,175,079			183,175,079

	Total Investments (Cost $1,618,560,113) 98.8%				1,770,113,109
	Other Assets, less Liabilities 1.2%				22,027,608

	Net Assets 100.0%				$1,792,140,717

franklintempleton.com	Annual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the value of this security was $7,834,548, representing 0.4% of net assets.

eThe security is owned by FT Holdings Corporation lV, a wholly-owned subsidiary of the Fund. See Note 1(g).

fSee Note 1(e) regarding equity-linked securities.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2017, the aggregate value of these securities was $58,484,336, representing 3.3% of net assets.

hIncome may be received in additional securities and/or cash.

iSee Note 7 regarding defaulted securities.

jThe coupon rate shown represents the rate at period end.

kPrincipal amount is stated in 1,000 Brazilian Real Units.

lPrincipal amount is stated in 100 Mexican Peso Units.

mA supranational organization is an entity formed by two or more central governments through international treaties.

nThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

oThe security was issued on a discount basis with no stated coupon rate.

pPrincipal amount is stated in 10 Mexican Peso Units.

qSee Note 3(f) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day yield at period end.

At December 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	UBSW	Sell	943,744	$1,115,713	1/08/18	$—	$(17,305)
Euro	HSBK	Sell	3,767,000	4,455,043	1/10/18	—	(68,025)
Euro	JPHQ	Sell	4,428,500	5,152,073	1/10/18	—	(165,264)
South Korean Won	HSBK	Sell	5,575,102,732	4,936,559	1/10/18	—	(287,757)
Euro	JPHQ	Sell	1,476,168	1,745,310	1/11/18	—	(27,249)
Japanese Yen	BZWS	Sell	86,450,000	766,044	1/11/18	—	(1,640)
Japanese Yen	DBAB	Sell	160,839,000	1,426,510	1/11/18	—	(1,755)
Japanese Yen	GSCO	Sell	228,991,000	2,028,138	1/11/18	—	(5,323)
Japanese Yen	JPHQ	Sell	608,450,000	5,395,065	1/11/18	—	(8,026)
Indian Rupee	JPHQ	Buy	38,898,000	588,561	1/12/18	20,098	—
Euro	BOFA	Sell	7,619,000	8,975,182	1/16/18	—	(176,478)
Euro	DBAB	Sell	487,652	577,311	1/16/18	—	(8,438)
Japanese Yen	BZWS	Sell	306,400,000	2,705,949	1/16/18	—	(15,594)
Japanese Yen	CITI	Sell	63,300,000	558,921	1/16/18	—	(3,330)
Japanese Yen	HSBK	Sell	209,990,000	1,853,235	1/16/18	—	(11,964)
Euro	BOFA	Sell	6,166,140	7,358,055	1/17/18	—	(48,951)
Euro	GSCO	Sell	1,651,995	1,956,855	1/17/18	—	(27,586)
Euro	JPHQ	Sell	40,000,000	47,741,360	1/17/18	—	(308,185)
Euro	GSCO	Sell	47,872	56,812	1/18/18	—	(698)
Euro	JPHQ	Sell	5,382,620	6,388,820	1/18/18	—	(77,399)

28	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	6,580,860	$7,806,677	1/18/18	$—	$(99,005)
Euro	DBAB	Sell	200,000	235,916	1/22/18	—	(4,408)
Euro	JPHQ	Sell	2,443,285	2,885,935	1/22/18	—	(49,960)
Japanese Yen	SCNY	Sell	260,930,000	2,353,371	1/22/18	35,008	—
Indian Rupee	DBAB	Buy	115,951,000	1,773,493	1/23/18	39,350	—
Indian Rupee	JPHQ	Buy	93,886,000	1,435,566	1/23/18	32,301	—
Japanese Yen	DBAB	Sell	63,500,000	571,619	1/24/18	7,365	—
South Korean Won	HSBK	Sell	7,077,000,000	6,260,893	1/24/18	—	(372,489)
Euro	JPHQ	Sell	72,962,457	86,490,572	1/29/18	—	(1,220,434)
Japanese Yen	DBAB	Sell	242,274,032	2,186,273	1/29/18	32,921	—
Euro	DBAB	Sell	12,460,751	14,685,119	1/30/18	—	(295,254)
Euro	GSCO	Sell	146,478	172,673	1/30/18	—	(3,424)
Indian Rupee	JPHQ	Buy	13,818,000	211,349	1/30/18	4,563	—
Euro	SCNY	Sell	3,343,195	3,989,267	1/31/18	—	(30,157)
Japanese Yen	BZWS	Sell	291,270,000	2,637,837	1/31/18	48,769	—
Japanese Yen	HSBK	Sell	313,645,839	2,834,576	1/31/18	46,612	—
Indian Rupee	JPHQ	Buy	39,418,000	598,876	2/01/18	16,918	—
Euro	JPHQ	Sell	3,768,000	4,409,381	2/02/18	—	(121,270)
Euro	CITI	Sell	3,767,000	4,408,482	2/05/18	—	(121,711)
Euro	DBAB	Sell	11,064,315	12,922,899	2/07/18	—	(384,503)
Indian Rupee	HSBK	Buy	19,369,500	296,805	2/08/18	5,568	—
Japanese Yen	BZWS	Sell	2,840,000,000	25,037,203	2/08/18	—	(216,449)
Japanese Yen	JPHQ	Sell	209,300,000	1,900,973	2/08/18	39,850	—
Japanese Yen	SCNY	Sell	209,310,000	1,905,286	2/08/18	44,074	—
Euro	DBAB	Sell	10,992,563	12,793,969	2/09/18	—	(428,583)
Japanese Yen	BZWS	Sell	209,340,000	1,896,539	2/09/18	34,976	—
Japanese Yen	JPHQ	Sell	209,790,000	1,912,206	2/09/18	46,641	—
Euro	JPHQ	Sell	1,476,166	1,748,600	2/12/18	—	(27,318)
Japanese Yen	CITI	Sell	255,214,000	2,324,936	2/13/18	55,023	—
Indian Rupee	JPHQ	Buy	77,306,000	1,186,403	2/15/18	19,525	—
Euro	GSCO	Sell	1,703,882	2,022,251	2/20/18	—	(28,523)
Euro	JPHQ	Sell	2,443,285	2,890,846	2/20/18	—	(49,865)
Euro	UBSW	Sell	433,000	514,361	2/20/18	—	(6,793)
Japanese Yen	DBAB	Sell	284,714,000	2,597,637	2/20/18	64,539	—
Euro	GSCO	Sell	1,220,000	1,446,944	2/21/18	—	(21,515)
Euro	DBAB	Sell	16,570,000	19,579,443	2/22/18	—	(366,212)
Euro	JPHQ	Sell	8,901,000	10,520,003	2/22/18	—	(194,317)
Japanese Yen	HSBK	Sell	547,340,000	5,030,699	2/22/18	160,575	—
Japanese Yen	JPHQ	Sell	385,615,000	3,559,896	2/22/18	128,769	—
Japanese Yen	DBAB	Sell	126,234,000	1,165,273	2/26/18	41,863	—
Japanese Yen	HSBK	Sell	253,342,000	2,291,651	2/27/18	36,950	—
South Korean Won	HSBK	Sell	4,163,000,000	3,777,334	2/27/18	—	(126,271)
Euro	GSCO	Sell	146,478	175,664	2/28/18	—	(715)
Euro	SCNY	Sell	3,409,501	4,075,036	2/28/18	—	(30,449)
Japanese Yen	BZWS	Sell	302,200,000	2,803,496	2/28/18	113,798	—
Japanese Yen	DBAB	Sell	228,669,000	2,113,841	2/28/18	78,598	—
Japanese Yen	JPHQ	Sell	608,734,000	5,601,109	2/28/18	183,140	—
Japanese Yen	HSBK	Sell	420,281,000	3,848,375	3/01/18	107,474	—
South Korean Won	HSBK	Sell	5,024,000,000	4,650,560	3/05/18	—	(60,618)

franklintempleton.com	Annual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	943,744	$1,123,357	3/06/18	$—	$(13,486)
South Korean Won	GSCO	Sell	5,211,000,000	4,639,010	3/07/18	—	(247,600)
Australian Dollar	CITI	Sell	10,456,600	7,851,896	3/09/18	—	(305,193)
Mexican Peso	CITI	Buy	197,094,000	9,583,953	3/09/18	312,526	—
Euro	JPHQ	Sell	1,476,166	1,751,456	3/12/18	—	(27,455)
Mexican Peso	CITI	Buy	177,301,000	8,580,811	3/12/18	317,338	—
Australian Dollar	JPHQ	Sell	10,063,000	7,446,620	3/13/18	—	(403,305)
Euro	DBAB	Sell	487,652	579,189	3/13/18	—	(8,514)
Japanese Yen	DBAB	Sell	30,500,000	282,585	3/13/18	10,901	—
Indian Rupee	DBAB	Buy	58,856,000	905,547	3/14/18	10,001	—
Euro	JPHQ	Sell	2,443,285	2,890,419	3/15/18	—	(54,542)
Australian Dollar	JPHQ	Sell	17,500,000	13,043,625	3/16/18	—	(607,582)
Euro	GSCO	Sell	1,651,995	1,960,357	3/19/18	—	(31,368)
Indian Rupee	CITI	Buy	15,811,000	242,537	3/19/18	3,287	—
Japanese Yen	BZWS	Sell	312,460,000	2,850,486	3/19/18	66,140	—
Australian Dollar	JPHQ	Sell	29,027,000	21,789,118	3/20/18	—	(853,596)
South Korean Won	HSBK	Sell	2,734,897,268	2,424,554	3/27/18	—	(140,494)
Japanese Yen	JPHQ	Sell	59,426,000	530,348	3/30/18	434	—
Japanese Yen	DBAB	Sell	419,230,800	3,753,521	4/05/18	13,784	—
Japanese Yen	JPHQ	Sell	608,450,000	5,449,058	4/06/18	21,065	—
Japanese Yen	SCNY	Sell	189,880,000	1,702,196	4/10/18	7,860	—
Japanese Yen	HSBK	Sell	605,200,000	5,418,084	4/11/18	17,438	—
Japanese Yen	DBAB	Sell	302,200,000	2,783,483	4/13/18	86,401	—
Indian Rupee	DBAB	Buy	18,126,000	273,703	4/25/18	6,998	—
Japanese Yen	GSCO	Sell	254,830,000	2,258,270	4/27/18	—	(17,987)
South Korean Won	HSBK	Sell	1,860,000,000	1,652,305	4/30/18	—	(93,023)
Japanese Yen	BOFA	Sell	540,647,250	4,852,771	5/18/18	17,267	—
Japanese Yen	CITI	Sell	488,778,900	4,384,591	5/18/18	12,993	—
Japanese Yen	BOFA	Sell	539,529,250	4,914,305	5/21/18	87,915	—
Japanese Yen	CITI	Sell	488,779,000	4,369,052	5/21/18	—	(3,348)
Japanese Yen	DBAB	Sell	166,350,000	1,488,457	5/21/18	364	—
Japanese Yen	HSBK	Sell	541,429,400	4,942,304	5/21/18	98,916	—
Japanese Yen	BOFA	Sell	540,995,000	4,957,799	5/22/18	118,001	—
Japanese Yen	CITI	Sell	127,736,000	1,148,996	5/22/18	6,257	—
Japanese Yen	JPHQ	Sell	149,426,000	1,369,405	5/22/18	32,624	—
Japanese Yen	SCNY	Sell	312,386,000	2,809,510	5/24/18	14,530	—
Japanese Yen	BOFA	Sell	366,311,000	3,354,496	5/25/18	76,839	—
Japanese Yen	HSBK	Sell	43,408,000	390,641	5/29/18	2,142	—
Japanese Yen	CITI	Sell	62,440,000	556,115	6/12/18	—	(3,198)
Japanese Yen	CITI	Sell	64,869,000	578,258	6/13/18	—	(2,848)
Japanese Yen	HSBK	Sell	92,070,000	820,661	6/13/18	—	(4,116)
Japanese Yen	JPHQ	Sell	85,300,000	760,429	6/13/18	—	(3,701)
Japanese Yen	JPHQ	Sell	36,000,000	321,572	6/15/18	—	(961)
Japanese Yen	HSBK	Sell	618,650,000	5,762,925	6/18/18	219,268	—
Japanese Yen	MSCO	Sell	100,400,000	897,535	6/18/18	—	(2,139)
Japanese Yen	DBAB	Sell	617,700,000	5,695,397	6/19/18	159,914	—
Japanese Yen	CITI	Sell	487,440,000	4,462,510	6/20/18	94,077	—

30	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	618,770,000	$5,642,623	6/22/18	$96,531	$—
Total Forward Exchange Contracts						$3,357,079	$(8,345,666)

Net unrealized appreciation (depreciation)							$(4,988,587)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2017, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$1,690,000	$(52,689)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	1,690,000	(54,606)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	1,690,000	(51,392)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	21,800,000	434,874
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	27,250,000	438,221
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	16,080,000	255,273
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	4,020,000	74,020
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	3,400,000	61,467
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	5,360,000	144,819
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.982%	Semi-Annual	10/20/25	46,520,000	1,101,781
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	820,000	(186,590)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	820,000	(189,625)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	820,000	(187,440)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	36,200,000	(78,475)

Total Interest Rate Swap Contracts				$1,709,638

See Note 10 regarding other derivative information.

See Abbreviations on page 52.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2017

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,435,385,034
Cost - Non-controlled affiliates (Note 3f)	183,175,079

Value - Unaffiliated issuers	$1,586,938,030
Value - Non-controlled affiliates (Note 3f)	183,175,079
Cash	7,024,593
Restricted cash for OTC derivative contracts (Note 1d)	560,000
Receivables:
Investment securities sold	1,546,633
Capital shares sold	1,505,264
Dividends and interest	12,162,276
European Union tax reclaims	100,636
Deposits with brokers for:
OTC derivative contracts	3,820,000
Centrally cleared swap contracts	9,453,411
Unrealized appreciation on OTC forward exchange contracts	3,357,079
Other assets	507

Total assets	1,809,643,508

Liabilities:
Payables:
Investment securities purchased	345,395
Capital shares redeemed	1,703,036
Management fees	1,048,261
Distribution fees	1,154,109
Transfer agent fees	493,269
Variation margin on centrally cleared swap contracts	279,930
Deposits from brokers for:
OTC derivative contracts	560,000
Unrealized depreciation on OTC forward exchange contracts	8,345,666
Deferred tax	1,002,370
FT Subsidiary income taxes (Note 1g)	2,149,917
Accrued expenses and other liabilities	420,838

Total liabilities	17,502,791

Net assets, at value	$1,792,140,717

Net assets consist of:
Paid-in capital	$1,741,563,438
Distributions in excess of net investment income	(11,543,977)
Net unrealized appreciation (depreciation)	147,146,711
Accumulated net realized gain (loss)	(85,025,455)

Net assets, at value	$1,792,140,717

32	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2017

Templeton Global Balanced Fund

Class A:
Net assets, at value	$745,957,486

Shares outstanding	235,008,134

Net asset value per share[a]	$3.17

Maximum offering price per share (net asset value per share ÷ 94.25%)	$3.36

Class A1:
Net assets, at value	$293,487,942

Shares outstanding	92,361,828

Net asset value per share[a]	$3.18

Maximum offering price per share (net asset value per share ÷ 95.75%)	$3.32

Class C:
Net assets, at value	$317,373,659

Shares outstanding	100,526,495

Net asset value and maximum offering price per share[a]	$3.16

Class C1:
Net assets, at value	$173,079,495

Shares outstanding	54,532,097

Net asset value and maximum offering price per share[a]	$3.17

Class R:
Net assets, at value	$ 4,944,212

Shares outstanding	1,553,155

Net asset value and maximum offering price per share	$3.18

Class R6:
Net assets, at value	$ 11,254,062

Shares outstanding	3,536,499

Net asset value and maximum offering price per share	$3.18

Advisor Class:
Net assets, at value	$246,043,861

Shares outstanding	77,160,995

Net asset value and maximum offering price per share	$3.19

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended December 31, 2017

Templeton Global Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$35,775,353
Non-controlled affiliates (Note 3f)	766,864
Interest: (net of foreign taxes)~
Unaffiliated issuers	35,378,969
Income from securities loaned (net of fees and rebates)	21,962
Other income (net of taxes of $115,606) (Note 1g)	216,287

Total investment income	72,159,435

Expenses:
Management fees (Note 3a)	13,145,733
Distribution fees: (Note 3c)
Class A	1,886,226
Class A1	760,445
Class C	3,249,415
Class C1	1,230,768
Class R	25,886
Transfer agent fees: (Note 3e)
Class A	998,147
Class A1	405,217
Class C	430,235
Class C1	250,385
Class R	6,846
Class R6	1,349
Advisor Class	315,378
Custodian fees (Note 4)	528,698
Reports to shareholders	133,398
Registration and filing fees	111,241
Professional fees	148,237
Trustees’ fees and expenses	93,290
Other	237,900

Total expenses	23,958,794
Expense reductions (Note 4)	(48,114)
Expenses waived/paid by affiliates (Note 3f and 3g)	(488,522)

Net expenses	23,422,158

Net investment income	48,737,277

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	4,733,614
Written options	821,024
Foreign currency transactions	(367,997)
Forward exchange contracts	181,199
Swap contracts	(1,357,449)
Capital gain distribution received in FT Subsidiary (net of taxes of $2,034,311) (Note 1g)	4,785,009

Net realized gain (loss)	8,795,400

34	Annual Report |	The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the year ended December 31, 2017

Templeton Global Balanced Fund

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	191,204,592
Translation of other assets and liabilities denominated in foreign currencies	230,769
Forward exchange contracts	(44,898,724)
Swap contracts	278,326
Change in deferred taxes on unrealized appreciation	(449,069)

Net change in unrealized appreciation (depreciation)	146,365,894

Net realized and unrealized gain (loss)	155,161,294

Net increase (decrease) in net assets resulting from operations	$203,898,571

*Foreign taxes withheld on dividends	$2,946,328
~Foreign taxes withheld on interest	$966,777
#Net of foreign taxes	$78,007

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Year Ended December 31,		Year Ended March 31, 2016
	2017	2016[a]

Increase (decrease) in net assets:
Operations:
Net investment income	$48,737,277	$49,338,018	$65,166,285
Net realized gain (loss)	8,795,400	(155,241,243)	137,370,875
Net change in unrealized appreciation (depreciation)	146,365,894	260,131,644	(443,557,889)

Net increase (decrease) in net assets resulting from operations	203,898,571	154,228,419	(241,020,729)

Distributions to shareholders from:
Net investment income:
Class A	(19,556,305)	(7,872,542)	(35,015,294)
Class A1	(7,881,382)	(3,079,348)	(13,444,726)
Class C	(6,016,527)	(1,188,790)	(13,468,496)
Class C1	(4,035,340)	(1,260,532)	(7,562,234)
Class R	(118,333)	(40,958)	(195,409)
Class R6	(131,823)	(16,668)	(29,094)
Advisor Class	(6,962,602)	(2,819,943)	(13,365,698)
Net realized gains:
Class A	—	—	(29,395,257)
Class A1	—	—	(11,145,626)
Class C	—	—	(14,351,472)
Class C1	—	—	(7,044,397)
Class R	—	—	(184,044)
Class R6	—	—	(29,030)
Advisor Class	—	—	(10,349,144)

Total distributions to shareholders	(44,702,312)	(16,278,781)	(155,579,921)

Capital share transactions: (Note 2)
Class A	(100,988,932)	(265,314,827)	31,532,036
Class A1	(52,714,442)	(73,869,308)	(37,675,817)
Class C	(51,576,304)	(150,612,584)	35,379,162
Class C1	(46,925,471)	(45,505,800)	(24,806,317)
Class R	(1,000,230)	(1,413,901)	1,100,658
Class R6	10,399,429	(419,173)	559,968
Advisor Class	14,185,682	(102,961,701)	(48,104,065)

Total capital share transactions	(228,620,268)	(640,097,294)	(42,014,375)

Net increase (decrease) in net assets	(69,424,009)	(502,147,656)	(438,615,025)
Net assets:
Beginning of year	1,861,564,726	2,363,712,382	2,802,327,407

End of year	$1,792,140,717	$1,861,564,726	$2,363,712,382

Undistributed net investment income included in net assets:
End of year	$—	$4,751,522	$36,109,664

Distributions in excess of net investment income included in net assets:
End of year	$(11,543,977)	$—	$—

[a] For the period April 1, 2016 to December 31, 2016.

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements

Templeton Global Balanced Fund

1.   Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Subsequent to March 31, 2016, the Fund’s fiscal year end changed to December 31.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

franklintempleton.com	Annual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period.

Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to

38	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2017, the Fund had OTC derivatives in a net liability position of $5,495,919 and the aggregate value of collateral pledged for such contracts was $3,820,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of

Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Restricted Cash

At December 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

e.   Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Consolidated Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the

Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2017, the Fund had no securities on loan.

g.   Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At December 31, 2017, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2017, Turtle Bay Resort paid a distribution to FT Subsidiary upon the sale of a majority of its assets to a third party. The distribution received is reflected net of taxes as other income and capital gain distribution received in FT Subsidiary in the Consolidated Statement of Operations. For U.S. income tax purposes, this distribution is taxable to FT Subsidiary, and as such an estimated tax liability was recorded in the FT Subsidiary. The estimated tax liability was calculated using the FT Subsidiary’s prior year effective federal rate of 33.7%, and a blended Hawaii state rate of 4% of the 2017 estimated capital gain and 6.4% of the 2017 estimated ordinary income. The tax liability is reflected as FT Subsidiary income taxes in the Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2017, the net

40	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

assets of FT Subsidiary were $5,172,234, representing 0.3% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2017, the Fund has determined that no tax liability is required in its Consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

franklintempleton.com	Annual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

k.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At December 31, 2017, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2017
	Shares	Amount

Class A Shares:
Shares sold	34,729,536	$108,430,155
Shares issued in reinvestment of distributions	6,047,566	18,862,967
Shares redeemed	(73,922,109)	(228,282,054)

Net increase (decrease)	(33,145,007)	$(100,988,932)

Class A1 Shares:
Shares sold	1,986,661	$6,154,902
Shares issued in reinvestment of distributions	2,412,694	7,531,521
Shares redeemed	(21,536,335)	(66,400,865)

Net increase (decrease)	(17,136,980)	$(52,714,442)

Class C Shares:
Shares sold	16,700,342	$51,826,308
Shares issued in reinvestment of distributions	1,825,027	5,662,032
Shares redeemed	(35,475,233)	(109,064,644)

Net increase (decrease)	(16,949,864)	$(51,576,304)

42	Annual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

	Year Ended December 31, 2017
	Shares	Amount

Class C1 Shares:
Shares sold	1,176,262	$3,646,376
Shares issued in reinvestment of distributions	1,232,506	3,841,363
Shares redeemed	(17,587,696)	(54,413,210)

Net increase (decrease)	(15,178,928)	$(46,925,471)

Class R Shares:
Shares sold	312,180	$961,847
Shares issued in reinvestment of distributions	23,787	74,304
Shares redeemed	(662,610)	(2,036,381)

Net increase (decrease)	(326,643)	$(1,000,230)

Class R6 Shares:
Shares sold	3,786,925	$11,997,394
Shares issued in reinvestment of distributions	41,849	131,823
Shares redeemed	(549,941)	(1,729,788)

Net increase (decrease)	3,278,833	$10,399,429

Advisor Class Shares:
Shares sold	32,216,392	$99,986,656
Shares issued in reinvestment of distributions	1,909,153	5,987,303
Shares redeemed	(29,505,833)	(91,788,277)

Net increase (decrease)	4,619,712	$14,185,682

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	15,918,706	$43,999,244	100,914,333	$301,467,863
Shares issued in reinvestment of distributions	2,766,311	7,634,352	21,595,075	61,355,083
Shares redeemed	(114,125,112)	(316,948,423)	(115,694,596)	(331,290,910)

Net increase (decrease)	(95,440,095)	$(265,314,827)	6,814,812	$31,532,036

Class A1 Shares:
Shares sold	1,998,699	$5,555,384	4,966,226	$14,693,174
Shares issued in reinvestment of distributions	1,056,922	2,923,074	8,180,308	23,324,987
Shares redeemed	(29,653,300)	(82,347,766)	(26,316,531)	(75,693,978)

Net increase (decrease)	(26,597,679)	$(73,869,308)	(13,169,997)	$(37,675,817)

Class C Shares:
Shares sold	6,176,236	$17,045,242	57,619,439	$173,369,154
Shares issued in reinvestment of distributions	399,955	1,098,832	9,067,294	25,605,937
Shares redeemed	(61,192,660)	(168,756,658)	(57,524,663)	(163,595,929)

Net increase (decrease)	(54,616,469)	$(150,612,584)	9,162,070	$35,379,162

Class C1 Shares:
Shares sold	689,579	$1,909,426	2,008,579	$5,961,461
Shares issued in reinvestment of distributions	414,592	1,147,144	4,653,334	13,219,451
Shares redeemed	(17,488,544)	(48,562,370)	(15,322,615)	(43,987,229)

Net increase (decrease)	(16,384,373)	$(45,505,800)	(8,660,702)	$(24,806,317)

franklintempleton.com	Annual Report	43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

2.   Shares of Beneficial Interest (continued)

	Year Ended December 31, 2016[a]		Year Ended March 31, 2016

	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	854,699	$2,375,172	896,012	$2,680,383
Shares issued in reinvestment of distributions	9,818	27,077	84,872	241,607
Shares redeemed	(1,371,117)	(3,816,150)	(619,684)	(1,821,332)

Net increase (decrease)	(506,600)	$(1,413,901)	361,200	$1,100,658

Class R6 Shares:
Shares sold	355,735	$987,361	291,404	$850,215
Shares issued in reinvestment of distributions	6,116	16,668	20,526	58,124
Shares redeemed	(503,457)	(1,423,202)	(122,823)	(348,371)

Net increase (decrease)	(141,606)	$(419,173)	189,107	$559,968

Advisor Class Shares:
Shares sold	24,997,118	$70,004,224	40,587,714	$122,422,298
Shares issued in reinvestment of distributions	878,455	2,429,799	7,247,637	20,700,862
Shares redeemed	(62,899,720)	(175,395,724)	(67,339,602)	(191,227,225)

Net increase (decrease)	(37,024,147)	$(102,961,701)	(19,504,251)	$(48,104,065)

a For the period April 1, 2016 to December 31, 2016.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

a.   Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the year ended December 31, 2017, the gross effective investment management fee rate was 0.721% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of TGAL, provides subadvisory services to the Fund. The subadvisory fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

3.   Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$148,732
CDSC retained	$19,772

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2017, the Fund paid transfer agent fees of $2,407,557, of which $778,011 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended December 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.89%	93,720,049	536,995,886	(447,540,856)	183,175,079	$183,175,079	$766,864	$ —	$ —

g.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2018.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards of $79,149,515.

During the year ended December 31, 2017, the Fund utilized $22,442,772 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $11,869,997.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 and March 31, 2016, was as follows:

	December 31,		March 31,
	2017	2016	2016
Distributions paid from:
Ordinary income	$44,702,312	$16,278,781	$83,080,951
Long term capital gain	—	—	72,498,970
	$44,702,312	$16,278,781	$155,579,921

At December 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,629,192,989

Unrealized appreciation	$262,606,053
Unrealized depreciation	(124,334,069)

Net unrealized appreciation (depreciation)	$138,271,984

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and investments in the FT Subsidiary.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2017, aggregated $552,750,734 and $826,284,787, respectively.

7.   Credit Risk and Defaulted Securities

At December 31, 2017, the Fund had 7.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2017, the value of this security represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Consolidated Statement of Investments.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
4,441		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$—
79,464,087		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	841,962	—
6,435,002		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
32,900,733		Holdco 2, A	2/08/13 - 2/01/17	81,025	26,592
4,646,498		Holdco 2, B	2/01/17	3,450	3,756
2,493,652		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 12/29/17	1,603,624	37,405
2,058,106	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 12/29/17	1,175,790	12,347
617,516		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/29/17	599,235	475,487
		Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,373,315	$555,587

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

10. Other Derivative Information

At December 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$2,510,455	[a]	Variation margin on centrally cleared swap contracts	$800,817	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	3,357,079		Unrealized depreciation on OTC	8,345,666
				forward exchange contracts
Value recovery instruments	Investments in securities, at value	6,708,176	[b]

Totals		$12,575,710			$9,146,483

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(1,357,449)	Swap contracts	$278,326

Foreign exchange contracts	Forward exchange contracts	181,199	Forward exchange contracts	(44,898,724)

Equity contracts	Written options	821,024	Written options	—

Value recovery instruments	Investments	—	Investments	3,036,586[a]

Totals		$(355,226)		$(41,583,812)

a VRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended December 31, 2017, the average month end notional amount of options and swap contracts, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$793,372
Swap contracts	190,213,846
Forward exchange contracts	699,046,566
VRI	5,236,436

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 52.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

11.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 9, 2018, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 8, 2019, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2017, the Fund did not use the Global Credit Facility.

12.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

A summary of inputs used as of December 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$30,348	[c]	$30,348
United Kingdom	228,728,635	42,806	—		228,771,441
United States	317,750,784	358,666	287,165		318,396,615
All Other Equity Investments	592,414,595	—	—		592,414,595
Equity-Linked Securities	—	48,231,309	—		48,231,309
Corporate Bonds and Notes:
South Africa	—	512,892	12,347		525,239
United States	—	3,001,416	1,850		3,003,266
Foreign Government and Agency Securities	—	362,278,539	—		362,278,539
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	183,175,079	33,286,678	—		216,461,757
Total Investments in Securities	$1,322,069,093	$447,712,306	$331,710		$1,770,113,109
Other Financial Instruments:
Forward Exchange Contracts	$—	$3,357,079	$—		$3,357,079
Swap Contracts	—	2,510,455	—		2,510,455
Total Other Financial Instruments	$—	$5,867,534	$—		$5,867,534
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$8,345,666	$—		$8,345,666
Swap Contracts	—	800,817	—		800,817
Total Other Financial Instruments	$—	$9,146,483	$—		$9,146,483

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at December 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

13.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	ADR	American Depositary Receipt
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
CITI	Citigroup, Inc.	COP	Colombian Peso
DBAB	Deutsche Bank AG	EUR	Euro	FRN	Floating Rate Note
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	GDP	Gross Domestic Product
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	GDR	Global Depositary Receipt
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee	IDR	International Depositary Receipt
MSCO	Morgan Stanley	KRW	South Korean Won	LIBOR	London InterBank Offered Rate
SCNY	Standard Chartered Bank	MXN	Mexican Peso	PIK	Payment-In-Kind
UBSW	UBS AG	PEN	Peruvian Nuevo Sol	VRI	Value Recovery Instrument
		PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

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TEMPLETON GLOBAL INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Global Investment Trust and Shareholders of Templeton Global Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Templeton Global Balanced Fund and its subsidiary (the “Fund”) as of December 31, 2017, the related consolidated statement of operations for the year ended December 31, 2017, the consolidated statements of changes in net assets for the year ended December 31, 2017, the period April 1, 2016 through December 31, 2016, and the year ended March 31, 2016, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of their operations for the year ended December 31, 2017, the changes in their net assets for the year ended December 31, 2017, the period April 1, 2016 through December 31, 2016, and the year ended March 31, 2016, and the consolidated financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Global Balanced Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 12.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $29,491,507 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on March 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0063	$0.0875	$0.0342
Class A1	$0.0063	$0.0877	$0.0342
Class C	$0.0063	$0.0717	$0.0279
Class C1	$0.0063	$0.0798	$0.0310
Class R	$0.0063	$0.0835	$0.0325
Class R6	$0.0063	$0.0948	$0.0371
Advisor Class	$0.0063	$0.0929	$0.0362

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the first distribution in 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INVESTMENT TRUST

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Global Investment Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Templeton Global Investment Trust and to vote on the following proposals: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; to approve an amended fundamental investment restriction regarding investments in commodities for the Fund; and to approve an amended fundamental investment restriction regarding lending for the Fund. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Templeton Global Investment Trust: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade and (ii) the proposals to use a “manager of managers” structure, to approve the amended fundamental investment restriction regarding investments in commodities and to approve the amended fundamental investment restriction regarding lending were approved by shareholders. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.     To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	377,048,086	10,385,715

Ann Torre Bates	377,050,303	10,383,500

Mary C. Choksi	377,051,104	10,382,699

Edith E. Holiday	377,043,078	10,390,725

Gregory E. Johnson	377,072,684	10,361,119

Rupert H. Johnson, Jr.	377,077,137	10,356,666

J. Michael Luttig	377,087,793	10,346,010

David W. Niemiec	377,066,180	10,367,622

Larry D. Thompson	377,085,550	10,348,252

Constantine D. Tseretopoulos	377,094,478	10,339,323

Robert E. Wade	377,100,799	10,333,003

Total Trust Shares Outstanding*: 656,789,328

*As of the record date.

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TEMPLETON GLOBAL INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	222,334,369

Against	13,570,444

Abstain	11,665,814

Broker Non-Votes	82,842,139

Total Fund Shares Voted	330,412,778

Total Fund Shares Outstanding*	573,977,182

Proposal 3.	To approve an amended fundamental investment restriction regarding investments in commodities:

Shares
For	224,433,390

Against	9,143,826

Abstain	13,993,422

Broker Non-Votes	82,842,139

Total Fund Shares Voted	330,412,778

Total Fund Shares Outstanding*	573,977,182

Proposal 4.	To approve an amended fundamental investment restriction regarding lending:

Shares
For	223,045,079

Against	10,418,684

Abstain	14,106,878

Broker Non-Votes	82,842,139

Total Fund Shares Voted	330,412,778

Total Fund Shares Outstanding*	573,977,182

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TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	40	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since December 2017	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present ); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	26	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	40	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	153	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 17 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter Templeton Global Balanced Fund
Investment Manager
Templeton Global Advisors Limited
Subadvisor Franklin Advisers, Inc. Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	325 A 02/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $123,186 for the fiscal year ended December 31, 2017 and $124,354 for the fiscal year ended December 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 the fiscal year ended December 31, 2017 and $4,682 for the fiscal year ended December 31, 2016. The services for which these fees were paid include consulting and preparation of tax returns.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended December 31, 2017 and $255,000 for the fiscal year ended December 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended December 31, 2017 and $259,682 for the fiscal year ended December 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration
Date February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration
Date February 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date February 26, 2018